UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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GE INSTITUTIONAL FUNDS

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GE INSTITUTIONAL FUNDS

U.S. EQUITY FUND

CORE VALUE EQUITY FUND

PREMIER GROWTH EQUITY FUND

SMALL-CAP EQUITY FUND

S&P 500 INDEX FUND

INTERNATIONAL EQUITY FUND

INCOME FUND

STRATEGIC INVESTMENT FUND

MONEY MARKET FUND

3001 Summer Street

Stamford, Connecticut 06905

SPECIAL MEETING OF SHAREHOLDERS

YOUR VOTE IS IMPORTANT

March 1, 2011

Dear Shareholder:

We are asking for your support for a series of important proposals (the “Proposals”) affecting your investment in one or more of the investment portfolios of the GE Institutional Funds (the “Trust”) listed above (each, a “Fund,” and collectively, the “Funds”). A special meeting of shareholders (the “Meeting”) of the Funds will be held to consider the Proposals at the Stamford Conference Center and Hotel, 2701 Summer Street, Stamford, Connecticut 06905, on April 1, 2011 at 10:00 a.m. (Eastern Time).

At the Meeting, shareholders will be asked to consider and vote on the following Proposals, which relate to the governance and management of the Funds. For the reasons explained in detail in the accompanying proxy statement (the “Proxy Statement”), GE Asset Management Incorporated (“GEAM”), the Funds’ investment adviser, and the Board of Trustees of the Trust (the “Board”) unanimously recommend that you vote in favor of each of the following Proposals:

1.	Election of Matthew J. Simpson and R. Sheldon Johnson to the Board;

2.	Implementation of a “manager of managers” investment structure, whereby GEAM would be given increased flexibility to hire and replace unaffiliated sub-advisers without shareholder approval; and

3.	Modernization of various fundamental investment policies of the Funds.

The Board currently consists of four Trustees, John R. Costantino, Robert P. Quinn, Michael J. Cosgrove, and Matthew J. Simpson. Messrs. Costantino, Quinn, and Cosgrove have served as Trustees of the Trust since the Trust’s inception in 1997. Mr. Simpson was appointed by the Board to fill a vacancy created by the resignation of a former Trustee who was an officer of GEAM, and he has been serving in that capacity continuously since 2007. A vacancy currently exists on the Board because of the death of another former Trustee in November 2010. To fill that vacancy, the Board has nominated R. Sheldon Johnson for election as a Trustee of the Trust. The Board believes that it is in the best interests of the Trust and its shareholders to elect Messrs. Simpson and Johnson to the Board.

In addition, the Board believes that the Funds would benefit from the adoption of a “manager of managers” structure, which would give GEAM, with the approval of the Board, the flexibility to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without the expense and delay of obtaining shareholder approval (except in the case of the Small-Cap Equity Fund, which has already adopted this structure).

With the exception of the Small-Cap Equity Fund, no major changes to the Funds’ investment policies have been made since the Funds’ respective inception dates. As a result, GEAM and the Board believe that it is important to modernize certain of the Funds’ fundamental investment policies, which would remove restrictions that are no longer required because of changes in the law or are not consistent with the restrictions applicable to other investment companies managed by GEAM. In addition, these changes would potentially allow the Funds to better address changes in financial markets or take advantage of investing opportunities. Although certain fundamental investment policies of the Small-Cap Equity Fund were modified in 2008 with the approval of its shareholders, further changes are necessary in order for the fundamental investment polices of that Fund to be in line with those of the remaining Funds if the changes with respect to these remaining Funds are adopted at the Meeting.

The enclosed Proxy Statement explains the Proposals to be considered in greater detail. Please read it carefully. Although we hope that you can attend the Meeting in person, we urge you in any event to vote your shares at your earliest convenience in order to make sure that you are represented at the Meeting.

To ensure that your instructions are counted, please:

•	Mark your votes on the enclosed Proxy Card.

•	Sign and mail your Proxy Card promptly.

•	You may also vote by telephone or on the Internet.

Thank you for your prompt attention to this matter. If you have any questions about the Proposals, please contact our proxy information line toll-free at 1-866-776-7430.

Sincerely,

/s/ Michael J. Cosgrove
Michael J. Cosgrove
President of GE Institutional Funds

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GE INSTITUTIONAL FUNDS

U.S. EQUITY FUND

CORE VALUE EQUITY FUND

PREMIER GROWTH EQUITY FUND

SMALL-CAP EQUITY FUND

S&P 500 INDEX FUND

INTERNATIONAL EQUITY FUND

INCOME FUND

STRATEGIC INVESTMENT FUND

MONEY MARKET FUND

3001 Summer Street Stamford, Connecticut 06905

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 1, 2011

To the Shareholders:

A special meeting of the shareholders (the “Meeting”) of each of the funds listed above (each a “Fund,” and collectively, the “Funds”), each a series of GE Institutional Funds (the “Trust”), will be held at the Stamford Conference Center and Hotel, 2701 Summer Street, Stamford, Connecticut 06905, on April 1, 2011 at 10:00 a.m. (Eastern Time), or at any adjournment(s) or postponement(s) thereof, for the following purposes:

1.	To elect two (2) Trustees to the Board of Trustees of the Trust.

2.	To approve the implementation of a “manager of managers” structure whereby GE Asset Management Incorporated would be given increased flexibility to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without shareholder approval.

3.	To approve the amendment or elimination of certain of the fundamental investment policies of the Funds, as follows:

A.	Amendment of each Fund’s, except the Small-Cap Equity Fund’s, fundamental investment policy on senior securities to allow each Fund to issue senior securities to the extent allowed by each Fund’s fundamental investment policy on borrowing or by applicable law.

B.	Elimination of each Fund’s (other than the Small-Cap Equity Fund, which does not have any fundamental investment policy on short selling) fundamental investment policy on short selling.

C.	Amendment of each Fund’s fundamental investment policy on making loans to allow each Fund to lend its assets or money to other persons under certain limited circumstances.

D.	Amendment of each Fund’s fundamental investment policies on borrowing to allow each Fund to borrow money from specific entities, through the use of specific investment instruments and subject to certain limitations on the amount of any borrowing.

E.	Amendment of each Fund’s, except the Small-Cap Equity Fund’s, fundamental investment policies on diversification to allow each Fund to invest a majority of its assets in cash and cash items, government securities, securities of other investment companies and other securities subject to certain limitations.

F.	Amendment of each Fund’s fundamental investment policy on concentration of investments to prevent each Fund from making investments that would result in the concentration of that Fund’s assets in securities of issuers in any one industry.

G.	Amendment of each Fund’s fundamental investment policy on investments in commodities to allow each Fund to invest in commodities to the extent allowed by each Fund’s other investment policies and applicable law.

H.	Amendment of each Fund’s fundamental investment policy on real estate investments to allow each Fund to purchase or sell real estate (or direct or indirect interests in real estate), subject to each Fund’s other investment policies and applicable law.

4.	To transact any other business as may properly come before the Meeting, or any adjournments or postponements thereof.

The Board has fixed January 28, 2011 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting, or at any adjournment(s) or postponement(s) thereof.

Copies of the Trust’s most recent Annual Report and Semi-Annual Report to shareholders are available on the Trust’s website at www.geam.com/prospectus or will be furnished without charge, upon request, by writing to the Trust at 3001 Summer Street, Stamford, Connecticut 06905, Attn: Mutual Fund Services, or by calling 1-800-242-0134.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on April 1, 2011:

This Proxy Statement is available on the internet at www.proxyvote.com.

YOUR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

By Order of the Board of Trustees

/s/ JoonWon Choe
JoonWon Choe
Secretary

Stamford, Connecticut

February 25, 2011

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Page
Board Approval of Proposed Changes to the Funds’ Fundamental Investment Policies	24

Proposal 3A: Amendment of Each Fund’s Fundamental Investment Policy on Senior Securities (for purposes of this Proposal 3A only, a “Fund” or the “Funds” does not include the Small-Cap Equity Fund)	24

Proposal 3B: Elimination of Each Fund’s Investment Policy on Short Selling (for purposes of this Proposal 3B only, a “Fund” or the “Funds” does not include the Small-Cap Equity Fund)	25

Proposal 3C: Amendment of Each Fund’s Investment Policy on Making Loans	26

Proposal 3D: Amendment of Each Fund’s Fundamental Investment Policies on Borrowing	27

Proposal 3E: Amendment of Each Fund’s Fundamental Investment Policies on Diversification (for purposes of this Proposal 3E only, a “Fund” or the “Funds” does not include the Small-Cap Equity Fund)	29

Proposal 3F: Amendment of Each Fund’s Fundamental Investment Policy on Concentration of Investments	31

Proposal 3G: Amendment of Each Fund’s Fundamental Investment Policy on Investments in Commodities	32

Proposal 3H: Amendment of Each Fund’s Investment Policy on Real Estate Investments	34

Interests of Trustees, Officers, or Nominees in Proposal 3	35
Required Vote	35

GENERAL INFORMATION	36
Other Matters to Come Before the Meeting	36
Investment Adviser and Administrator	36
Principal Underwriter	36
Shareholder Proposals	36

Exhibit A—Shares Outstanding as of the Record Date	A-1

Exhibit B—Beneficial Ownership of Fund Shares in Excess Of 5%	B-1

Exhibit C—Information about the Trust’s Officers	C-1

Exhibit D—Additional Information about GEAM	D-1

Exhibit E—Information Relating to the Audit Committee of the Board	E-1

ii

GE INSTITUTIONAL FUNDS

U.S. EQUITY FUND

CORE VALUE EQUITY FUND

PREMIER GROWTH EQUITY FUND

SMALL-CAP EQUITY FUND

S&P 500 INDEX FUND

INTERNATIONAL EQUITY FUND

INCOME FUND

STRATEGIC INVESTMENT FUND

MONEY MARKET FUND

PROXY STATEMENT

For a Special Meeting of Shareholders

on April 1, 2011

BACKGROUND ON THE PROPOSALS

What is the purpose of the Meeting?

The Board of Trustees (the “Board”) of GE Institutional Funds (the “Trust”) has called this special meeting of shareholders (the “Meeting”) to present several important proposals (the “Proposals”) that are related to the governance and management of the U.S. Equity Fund, Core Value Equity Fund, Premier Growth Equity Fund, Small-Cap Equity Fund, S&P 500 Index Fund, International Equity Fund, Income Fund, Strategic Investment Fund and Money Market Fund (each, a “Fund,” and collectively, the “Funds”).

GE Asset Management Incorporated (“GEAM”), the Funds’ investment adviser, and the Board unanimously recommend that you vote in favor of each Proposal applicable to your Fund. This Proxy Statement and related proxy materials will be first made available to shareholders on or about March 4, 2011.

The Board currently consists of four Trustees, John R. Costantino, Robert P. Quinn, Michael J. Cosgrove, and Matthew J. Simpson. Messrs. Costantino, Quinn, and Cosgrove have served as Trustees of the Trust since the Trust’s inception in 1997. Mr. Simpson was appointed by the Board to fill a vacancy created by the resignation of a former Trustee who was an officer of GEAM, and he has been serving in that capacity continuously since 2007. A vacancy currently exists on the Board because of the death of another former Trustee in November 2010. To fill that vacancy, the Board has nominated R. Sheldon Johnson for election as a Trustee of the Trust. In Proposal 1, you are being asked to elect Messrs. Simpson and Johnson to the Board.

In Proposal 2, you are being asked to approve the implementation of a “manager of managers” structure, which would give GEAM the flexibility to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without the expense and delay of obtaining shareholder approval (except in the case of Small-Cap Equity Fund, which has already adopted this structure).

In Proposal 3, you are being asked to approve the amendment or elimination of certain of the fundamental investment policies of the Funds to modernize the Funds’ fundamental investment policies. These revisions would remove restrictions that are no longer required because of changes in the law or are not consistent with the restrictions applicable to other investment companies managed by GEAM and would potentially allow the Funds to better address changes in financial markets or take advantage of investing opportunities.

What Proposals will each shareholder be asked to vote on?

The following table summarizes the Proposals and the Funds whose shareholders need to vote with respect thereto. For each Proposal, except Proposal 1, shareholders will vote on a Fund-by-Fund basis. For Proposal 1, shareholders of all Funds will vote together and not by Fund or share class.

	US Equity Fund	Core Value Equity Fund	Premier Growth Equity Fund	Small-Cap Equity Fund	S&P 500 Index Fund	International Equity Fund	Income Fund	Strategic Investment Fund	Money Market Fund
1: To elect two (2) Trustees to the Board	•	•	•	•	•	•	•	•	•
2: To approve the implementation of a “manager of managers” structure whereby GEAM would be given increased flexibility to enter into and materially amend sub-advisory agreements without shareholder approval	•	•	•		•	•	•	•	•
3A: To change the fundamental investment policy on senior securities	•	•	•		•	•	•	•	•
3B: To eliminate the fundamental investment policy on short selling	•	•	•		•	•	•	•	•
3C: To change the fundamental investment policy on making loans	•	•	•	•	•	•	•	•	•
3D: To change the fundamental investment policy on borrowing	•	•	•	•	•	•	•	•	•
3E: To change the fundamental investment policy on diversification	•	•	•		•	•	•	•	•
3F: To change the fundamental investment policy on concentration of investments	•	•	•	•	•	•	•	•	•
3G: To change the fundamental investment policy on investments in commodities	•	•	•	•	•	•	•	•	•
3H: To change the fundamental investment policy on real estate investments	•	•	•	•	•	•	•	•	•

Why are shareholders being asked to elect two Trustees to the Board in Proposal 1?

The Board currently consists of two Trustees who are not “interested persons” of the Trust, as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), Messrs. Costantino and Quinn, and two Trustees who are “interested persons” of the Trust within the meaning of the 1940 Act (the “Interested Trustees”), Messrs. Cosgrove and Simpson. In order to rely on certain exemptive rules (the “Exemptive Rules”) promulgated by the Securities and Exchange Commission (the “SEC”), the Trust must comply with certain requirements, including the requirement that the majority of the Trustees on the Board be Independent Trustees (the “Independent Trustee Requirement”). The Board believes that it is in the best interest of the Trust and its shareholders to be able to rely on the Exemptive Rules. The Board also believes that good governance practices involve having a majority of its members be Independent Trustees. The death of a former Independent Trustee in November 2010 has caused the Board to have fewer than a majority of the Trustees being Independent Trustees. To satisfy the Independent Trustee Requirement, the Board has nominated for election, and is asking you to elect, Mr. Johnson, who is not an “interested person” of the Trust within the meaning of the 1940 Act (the “Independent Nominee”), as a Trustee of the Trust. The Board also recommends that shareholders of the Trust elect Mr. Simpson to the Board. Mr. Simpson has been serving as a Trustee on the Board since 2007, when he was appointed by the Board to fill a vacancy created by the resignation of a former Trustee. Mr. Simpson serves as an officer of GEAM and as a Director or Trustee for various other investment companies advised by GEAM. Because of these affiliations, Mr. Simpson is deemed an “interested person” of the Trust within the meaning of the 1940 Act (the “Interested Nominee,” and together with the Independent Nominee, the “Nominees”). If both Nominees are elected to the Board at the Meeting, a majority (three of five) of the Trustees on the Board will be Independent Trustees, and all Trustees on the Board will have been elected by shareholders of the Trust.

Why are shareholders being asked to approve a “manager of managers” structure in Proposal 2?

Because it is desirable under certain circumstances for GEAM to obtain and deploy the services of sub-advisers with investment expertise that complements or supplements GEAM’s capabilities, GEAM, the Trust, and other mutual funds for which GEAM serves as an investment adviser have filed an application for, and have received, an exemptive order from the SEC (the “Order”) that permits GEAM, with the approval of the Board, including a majority of the Independent Trustees, to enter into and materially amend sub-advisory agreements with sub-advisers that are not affiliated with GEAM or the Funds (other than by reason of serving as sub-advisers to one or more Funds), without obtaining shareholder approval (sometimes referred to as a “manager of managers” structure), which would otherwise generally be required by federal securities laws. Under such a “manager of managers” structure, GEAM would continue to be directly responsible for monitoring a sub-adviser’s performance and compliance with a Fund’s investment objectives, policies, and restrictions, and no sub-adviser could be appointed or replaced without the approval of the Board. In order for the Funds to benefit from a “manager of managers” structure, shareholders of each Fund (except in the case of the Small-Cap Equity Fund, which has already adopted this structure at a shareholder meeting held on August 6, 2008) are being asked to approve the implementation of such a structure for that Fund.

Why are shareholders being asked to approve changes to certain of the fundamental investment policies of the Funds in Proposal 3?

Modernizing certain of the Funds’ fundamental investment policies would remove restrictions that are no longer required because of changes in the law or are not consistent with the restrictions applicable to other investment companies managed by GEAM. In addition, these changes would potentially allow the Funds to better address changes in financial markets or take advantage of investing opportunities and would provide portfolio managers of the Funds additional flexibility in investing the Funds’ assets and in utilizing additional investment techniques and strategies to the extent permitted under current law. None of the Funds (except the Small-Cap Equity Fund, which modified certain of its fundamental investment policies at a shareholder meeting held on August 6, 2008) have updated their fundamental investment policies since their respective inception dates, and many of the legal and regulatory requirements applicable to mutual funds have changed since that time. For example, certain restrictions imposed by securities laws and regulations in the past are no longer applicable to mutual funds. As a result, the Funds (including the Small-Cap Equity Fund despite the update of some of its fundamental investment policies in 2008) remain subject to several fundamental investment policies that are either more restrictive than required or are no longer required.

GEAM has informed the Board that the changes to the applicable Funds’ fundamental investment restrictions in Proposal 3 are not expected to result in changes to those Funds’ current investment strategies or to the risks of investing in the Funds. To bring the Funds’ fundamental investment policies in line with the policies of other investment companies advised by GEAM and with changes and developments in the law and regulatory interpretations, shareholders of each Fund are being asked to approve the changes in Proposal 3 as applicable to that Fund.

Does the approval of any Proposal depend on the approval of any other Proposals or other events?

Shareholders will vote on each Proposal separately by Fund, except for Proposal 1, which will be voted by shareholders of all of the Funds together and not by Fund. The approval of each Proposal for a Fund is not contingent upon the approval of any other Proposal for that Fund.

THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH OF THE PROPOSALS.

VOTING INFORMATION

General

The Trust is organized as a Delaware statutory trust pursuant to a Declaration of Trust dated August 28, 1997, as amended from time to time, and is registered with the SEC as an open-end management investment company.

Shareholders Entitled to Vote

Only shareholders of record (“Shareholders of Record”) of the Funds at the close of business on January 28, 2011 (the “Record Date”) will be entitled to vote at the Meeting. Shareholders of Record of each Fund will be entitled to cast one vote on the Proposals and on each other matter that they are entitled to vote upon at the Meeting for each share owned on the Record Date. Shareholders of Record of each Fund will also be entitled to cast a proportionate fractional vote on the Proposals and on each other matter that they are entitled to vote upon at the Meeting for each fractional share owned on the Record Date. As of the Record Date, each of the Funds has that number of shares outstanding as set forth in Exhibit A (the “Outstanding Shares”), which in each case equals the number of votes to which the shareholders of such Fund are entitled.

Solicitation of Proxies

This solicitation of proxies will be made by GEAM, and the cost of the solicitation of proxies will be borne by GEAM because GEAM is obligated to pay the Funds’ operating expenses under the Investment Advisory and Administration Agreement between GEAM and each Fund (with respect to a Fund, the “Advisory Agreement,” and collectively, the “Advisory Agreements”). Solicitation of proxies will be made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about March 4, 2011. Shareholders of Record of the Funds are entitled to notice of, and to vote at, the Meeting or any adjournment(s) or postponement(s) thereof.

Broadridge Financial Solutions, Inc. (“Broadridge”) has been retained to assist in the solicitation of proxies. Broadridge’s fees are estimated not to exceed $10,000 plus a reasonable amount to cover out-of-pocket expenses. This fee estimate does not include legal expenses for preparing the proxy materials or the costs of printing or mailing proxy materials or other miscellaneous related expenses.

Trustees, officers and other employees of the Trust or GEAM or its affiliates, and representatives of financial institutions, may also solicit proxies, personally or in writing, by telephone, e-mail, or otherwise. The Trust will request that brokers and nominees who hold shares of the Funds in their names forward these proxy materials to the beneficial owners of those shares. The Trust may reimburse such brokers and nominees for their reasonable expenses incurred in connection therewith.

Shareholders of Record of the Funds have three options for casting their votes:

1.	Internet—the enclosed Proxy Card includes directions for Shareholders of Record to cast their votes via the internet at a website designed for this purpose. The required control number is printed on each Shareholder of Record’s Proxy Card. Shareholders of Record who cast their votes via the internet do not need to mail their Proxy Cards.

2.	Telephone—the enclosed Proxy Card includes directions for Shareholders of Record to cast their votes over the telephone. The toll-free telephone number and required control number are printed on each Shareholder of Record’s Proxy Card. Shareholders of Record who cast their votes over the telephone do not need to mail their Proxy Cards.

3.	Mail—Shareholders of Record also may cast their votes by executing the enclosed Proxy Card and mailing it in the envelope provided. The envelope is addressed for your convenience and needs no postage if mailed in the United States.

The Trust encourages Shareholders of Record to vote via the internet or by telephone. Votes cast via the internet or over the telephone are recorded immediately, and there is no risk that postal delays will cause a Proxy Card to arrive late and therefore not be counted.

Revocation of Proxies

Shareholders of Record may revoke their proxies at any time prior to the close of business on March 31, 2011 by submitting a properly executed later-dated Proxy Card or by submitting written notice to the Secretary of the Trust. Shareholders of Record may also revoke their proxies previously given by attending the Meeting and voting in person.

Quorum

The presence, in person or by proxy, of the holders of more than 30% of the Outstanding Shares of a Fund constitutes a quorum for the Meeting for that Fund with respect to Proposals 2 and 3A through 3H. With respect to Proposal 1 (Election of Trustees), the presence in person or by proxy of the holders of more than 30% of the Outstanding Shares of the Trust constitutes a quorum for the Meeting.

In determining whether a quorum is present, the solicitors will count shares represented by proxies that reflect abstentions, votes that are withheld, and “broker non-votes” as shares that are present and entitled to vote. “Broker non-votes” are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power; or (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Required Vote

If a quorum is present at the Meeting, the approval of Proposals 2 and 3A through 3H for a Fund (as applicable) requires the affirmative vote of a “majority of the outstanding voting securities” of that Fund, which means the affirmative vote of the lesser of: (1) more than 50% of the Outstanding Shares of that Fund, or (2) 67% or more of the shares of that Fund present at the Meeting (in person or represented by proxy), if the holders of more than 50% of the Outstanding Shares of that Fund are present at the Meeting. The approval of each Nominee proposed in Proposal 1 requires a plurality of all Outstanding Shares of the Trust voting, meaning that to be elected, a Nominee must be one of the two nominees receiving the most “FOR” votes because the two nominees receiving the most “FOR” votes (even if less than a majority of the votes cast) will be elected. Each Proposal will be voted on separately. All Outstanding Shares of each Fund will vote in the aggregate as one class, and not by class of shares, on Proposals 2 and 3A through 3H, as applicable, with each Fund voting separately. With respect to Proposal 1, all Outstanding Shares of the Trust will vote together and not by Fund. The approval of each Proposal for a Fund is not contingent upon the approval of any other Proposal for that Fund.

With regard to Proposals 2 and 3A through 3H, votes may be cast IN FAVOR OF or AGAINST each Proposal, or a shareholder may ABSTAIN from voting. With regard to Proposal 1, votes may be cast FOR either or both of the Nominees, or the authority to vote may be WITHHELD with respect to either or both of the Nominees.

In determining whether shareholders have approved a Proposal, broker non-votes, votes that are withheld, and abstentions will be treated as shares present at the Meeting for establishing a quorum but that have not been voted. Accordingly, broker non-votes and abstentions effectively will be votes “AGAINST” Proposals 2 and 3A through 3H because each such Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of a Fund. Abstentions, votes that are withheld, and broker non-votes will have no effect on Proposal 1.

Beneficial Owners

Exhibit B to this Proxy Statement lists the persons that, to the knowledge of the Funds, owned beneficially 5% or more of the Outstanding Shares of any class of any Fund as of the Record Date. A shareholder who owns beneficially, directly or indirectly, more than 25% of any Fund’s voting securities may be deemed to “control” (as defined in the 1940 Act) such Fund. The Trustees and officers of each Fund, in the aggregate, owned less than 1% of each Fund’s Outstanding Shares as of the Record Date. The Board is aware of no arrangements, the operation of which at a subsequent date may result in a change in control of any Fund.

Adjournments

It is possible that a Fund may propose to its shareholders one or more adjournments or postponements of the Meeting. For example, if a quorum is not present or sufficient votes to approve one or more of the Proposals for a Fund are not received by the date of the Meeting, the Meeting may be adjourned or postponed with respect to such Fund to permit further solicitation of proxies. The holders of a majority of shares of a Fund entitled to vote at the Meeting and present in person or represented by proxy (whether or not sufficient to constitute a quorum) may adjourn or postpone the Meeting. The persons named as proxies will vote in favor of any such adjournment or postponement all proxies that they are entitled to vote in favor of a Proposal. They will vote against any such adjournment or postponement any proxy that directs them to vote against a Proposal.

PROPOSAL 1

ELECTION OF TRUSTEES

U.S. EQUITY FUND

CORE VALUE EQUITY FUND

PREMIER GROWTH EQUITY FUND

SMALL-CAP EQUITY FUND

S&P 500 INDEX FUND

INTERNATIONAL EQUITY FUND

INCOME FUND

STRATEGIC INVESTMENT FUND

MONEY MARKET FUND

Background

The Board currently consists of two Independent Trustees, Messrs. Costantino and Quinn, and two Interested Trustees, Messrs. Cosgrove and Simpson. In order to rely on the Exemptive Rules promulgated by the SEC, the Trust must comply with the Independent Trustee Requirement (i.e., the requirement that the majority of the Trustees on the Board be Independent Trustees). The Board believes that it is in the best interest of the Trust and its shareholders to be able to rely on the Exemptive Rules. The Board also believes that good governance practices involve having a majority of its members be Independent Trustees. The death of a former Independent Trustee in November 2010 has caused the Board to have fewer than a majority of the Trustees being Independent Trustees. To satisfy the Independent Trustee Requirement, the Board, including the Independent Trustees, at a telephonic meeting held on January 26, 2011, nominated Mr. Johnson, the Independent Nominee, for election as a Trustee of the Trust. The Board had the opportunity to meet Mr. Johnson in person and reviewed his biographical information, experience, and other factors deemed relevant by the Board, including a detailed questionnaire concerning his qualifications and independence.

At the telephonic Board meeting held on January 26, 2011, the Board, including the Independent Trustees, also nominated Mr. Simpson for election as a Trustee by shareholders of the Trust. Mr. Simpson has been serving as a Trustee on the Board since 2007, when he was appointed by the Board to fill a vacancy created by the resignation of a former Trustee. Mr. Simpson has been an officer of GEAM since 1992 and serves as a Director or Trustee for various other investment companies advised by GEAM. Because of these affiliations, Mr. Simpson is deemed an “interested person” of the Trust within the meaning of the 1940 Act. In connection with Mr. Simpson’s appointment to the Board in 2007, the Board reviewed his biographical information, experience, and other factors deemed relevant by the Board, including a detailed questionnaire concerning his qualifications.

The Nominees are to be elected by the holders of all shares of all classes of the Trust, voting together as a single class. The Nominees will serve in accordance with the Declaration of Trust and By-laws of the Trust. If both Nominees are elected to the Board at the Meeting, a majority (three of five) of the Trustees on the Board will be Independent Trustees, and all Trustees on the Board will have been elected by shareholders of the Trust. If either Nominee becomes unavailable for election, the enclosed Proxy Card may be voted for a substitute nominee in the discretion of the proxy holder(s).

Information Regarding the Nominees and the Trustees

Nominees

In respect of each Nominee, the individual’s professional accomplishments and prior experience, including experience in fields related to the operations of the Funds, were a significant factor in the determination that the individual should be a nominee for Trustee of the Trust. The Board also considered various other factors, including the desired mix of relevant skills and experience on the Board and intangible qualities each Nominee possesses. The professional experience of each Nominee and additional considerations that contributed to the Board’s conclusion that the Nominee should serve on the Board are summarized below under “Board’s Consideration of Each Trustee’s and Nominee’s Qualifications, Experience, Attributes, or Skills.”

In addition, names and ages of the Nominees; position(s), term of office, and length of service with the Trust; principal occupation(s) during the past 5 years; any other directorships or trusteeships held by each Nominee; and the number of portfolios or funds in the Fund Complex (see Footnote 1 below the table) that each Nominee currently oversees or will oversee if elected are also set forth below in the table. Unless otherwise indicated, the address of the Nominees is c/o GE Asset Management Incorporated, 3001 Summer Street, Stamford, Connecticut 06905.

Name, Address, and Age	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Nominee	Other Directorships/ Trusteeships Held by Nominee
Independent Nominee

R. Sheldon Johnson (Age 64) 3133 Dahlia Way, Naples, FL 34105	Nominee for Trustee	Until successor is elected and qualified; N/A	Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006; Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006.	23	Trustee of St. Lawrence University since 2003.

Name, Address, and Age	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Nominee	Other Directorships/ Trusteeships Held by Nominee
Interested Nominee

Matthew J. Simpson[2] (Age 49)	Trustee and Executive Vice President	Until successor is elected and qualified; 3 years	Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President from October 2003 to July 2007; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007, Vice President from September 2003 to July 2007, and Executive Vice President since July 2007; Secretary of GE Funds from 1993 to July 2007, Vice President from September 2003 to July 2007, and Executive Vice President from July 2007 to February 2011; Senior Vice President and General Counsel—Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997.	31	Director of GE Investments Funds, Inc. since July 2007; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007; Trustee of GE Funds from July 2007 to February 2011.

[1]	For purposes of this table, the “Fund Complex” consists of all of the registered investment companies advised by GEAM and its affiliates, as of February 25, 2011.
[2]	Mr. Simpson, also an Interested Trustee, is an “interested person” of the Funds within the meaning of Section 2(a)(19) of the 1940 Act because of his position with GEAM.

Remaining Trustees of the Board

The following table contains similar information about the remaining three Trustees of the Board, two of whom are Independent Trustees and one of whom is an Interested Trustee. Unless otherwise indicated, the address of each Trustee is c/o GE Asset Management Incorporated, 3001 Summer Street, Stamford, Connecticut 06905.

Name, Address, and Age	Position(s) with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Independent Trustees

John R. Costantino (Age 64)	Trustee	Until successor is elected and qualified; 13 years	General Partner, NGN Capital LLC since 2006; Managing Director and Vice President of Walden Capital Management since 1996.	23	Director of GE Investments Funds, Inc. since 1997; Trustee of Fordham University from 1989 to 1995 and 2001 to 2007 and Trustee Emeritus since 2007; Trustee of Neuroscience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Director of Artes Medical from 2006 to 2008; Trustee of Gregorian University Foundation from 1992 to 2007.

Robert P. Quinn (Age 74)	Trustee	Until successor is elected and qualified; 13 years	Retired since 1983 from Salomon Brothers Inc.	23	Director of GE Investments Funds, Inc. since 1997; Trustee of St. Francis Hospital Foundation Inc., Roslyn New York since 1980; Trustee of GE Funds from 1993 to February 2011.

Name, Address, and Age	Position(s) with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Interested Trustee

Michael J. Cosgrove[2] (Age 61)	Chairman of the Board and President	Until successor is elected and qualified; 13 years	President and Chief Executive Officer—Mutual Funds & Intermediary Business at GEAM since March 2007; Vice President of GE Capital Corporation, an indirect wholly-owned subsidiary of General Electric Company (“GE”), since December 1999; President of GE Institutional Funds and GE Investments Funds, Inc. since 1997; Executive Vice President—Mutual Funds of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; President of GE Funds from 1993 to February 2011; Executive Vice President of GEAM from February 1997 to March 2007.	31	Chairman of the Board of Directors of GE Investments Funds, Inc. since 1997; Trustee of Elfun Funds, GE Savings & Security Funds, General Relief and Loan Fund, and General Electric Pension Trust since 1988; Trustee of Fordham University since 2002; Trustee of GE Volunteers since 1993; Director of GE Asset Management (Ireland), Limited since February 1999, GE Asset Management Funds plc. since 1998, GE Asset Management Canada Company since 1998, GE Asset Management Limited since 1998, and GEAM since 1988; Chairman of the Board of Trustees of GE Funds from 1993 to February 2011.

[1]	For purposes of this table, the “Fund Complex” consists of all of the registered investment companies advised by GEAM and its affiliates, as of February 25, 2011.
[2]	Mr. Cosgrove is an “interested person” of the Funds within the meaning of Section 2(a)(19) of the 1940 Act because of his position with GEAM.

Board’s Consideration of Each Trustee’s and Nominee’s Qualifications, Experience, Attributes, or Skills

The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience or knowledge that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular single factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes that its members and the Nominees satisfy this standard. Experience relevant to having this ability may be achieved through an individual’s educational background; business or professional training or practice (e.g., accounting or law); public service or academic positions; experience from service as a board member (including the Board of the Trust) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other professional or life experiences.

The Board also considers diversity of its Trustees and any nominees. The Board has not adopted any particular standard or policy with respect to diversity but it considers varied backgrounds, experiences, and perspectives in evaluating candidates, nominees and fellow Trustees.

As discussed under “Committees of the Board” below, the Board has delegated the responsibility of identifying, selecting, and nominating individuals for election or appointment as Trustees to the Governance Committee, one of the Board’s two standing committees. In addition to the factors discussed above, the Governance Committee also considers certain other factors set forth in the charter for the Governance Committee in identifying and evaluating potential Trustee nominees.

Additional information about each Trustee or Nominee is set forth below, which supplements the information provided in the tables above and describes some of the specific experiences, qualifications, attributes, or skills that each Trustee or Nominee possesses that the Board believes has prepared them to be effective Trustees.

Current Trustees

•

John R. Costantino*—In addition to his tenure as a Board member of various other funds advised by GEAM, Mr. Costantino has over 20 years of private equity investing experience. He has also served as an officer or a Board member of charitable organizations and public and private companies for over 24 years.

•

Robert P. Quinn*—In addition to his tenure as a Board member of various other funds advised by GEAM, Mr. Quinn’s business experience of over 26 years in investment banking and sales includes being a managing director at Salomon Brothers Inc. He has also served as an officer or a Board member of charitable organizations and public and private companies for over 30 years.

•

Michael J. Cosgrove**—In addition to his tenure as a Board member of various other funds advised by GEAM, Mr. Cosgrove is responsible for GEAM’s mutual funds and sub-advisory business and has held several executive positions in GEAM for over 20 years, most recently as Chief Commercial Officer. He has served as a trustee of Fordham University for over 8 years and GE Volunteers for over 17 years, and is also on the Board of Governors for the Investment Company Institute.

*Independent Trustee	**Interested Trustee

Nominees

•

R. Sheldon Johnson*—Mr. Johnson has over 25 years of experience at Morgan Stanley & Co., Inc., where he managed many aspects of sales, trading, derivatives, product development, and marketing for global business. He has served on the boards of directors and trustees of the iShares funds. He has also been serving as a trustee of St. Lawrence University.

•	Matthew J. Simpson**—In addition to his tenure as a Board member of various other funds advised by GEAM, Mr. Simpson has been with GEAM for 18 years most recently as Executive Vice President &

General Counsel, responsible for all legal matters impacting GEAM. Prior to his current position, Mr. Simpson was Senior Vice President & General Counsel specializing in mutual fund regulations. His legal experience of over 24 years includes professional positions as an associate at several law firms, specializing in financial services and investment management, and being a member of various legal committees such as the New York City Bar Association Committee on Investment Management and the Rules Committee of the Investment Company Institute and the Institutional Investor Legal Forum.

*Independent Nominee	**Interested Nominee and Interested Trustee

Board Leadership Structure and Risk Oversight

The 1940 Act requires that at least 40% of an investment company’s trustees not be “interested persons” (as defined in the 1940 Act) of that company. As such, the Independent Trustees may not be affiliated with GEAM. In addition, to rely on the Exemptive Rules, a majority of the Trustees must be Independent Trustees. Prior to the death of a former Independent Trustee in November 2010, a majority of the Trustees were Independent Trustees, and if both Nominees are elected at the Meeting, a majority of the Trustees will then be Independent Trustees. The Chairman of the Board is an Interested Trustee, and the Independent Trustees have designated a lead Independent Trustee who chairs meetings or executive sessions of the Independent Trustees, reviews and comments on Board meeting agendas, represents the views of the Independent Trustees to management, and facilitates communication among the Independent Trustees and their independent legal counsel. The Board has determined that its leadership structure, in which the Independent Trustees have designated a lead Independent Trustee to function as described above, is appropriate in light of the services that GEAM and its affiliates provide to the Trust and potential conflicts of interest that could arise from these relationships.

The Board’s role in the management of the Trust is oversight of activities of service providers and officers of the Trust. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily GEAM and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk, and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman of the Board, acting between Board meetings, regularly interacts with, and receives reports from, senior personnel of service providers, including GEAM’s Chief Investment Officer (or senior representatives of his office), the Trust’s and GEAM’s Chief Compliance Officer, and portfolio management personnel. The Audit Committee (which consists of all of the Independent Trustees), one of the Board’s two standing committees, meets during its scheduled meetings, and the Chair of the Audit Committee maintains contact with the Trust’s Treasurer in between meetings.

The Board also receives periodic presentations from senior personnel of GEAM or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance, or investment areas such as business continuity, anti-money laundering, personal trading, valuation, credit, and investment research. GEAM and other service providers to the Trust have adopted a variety of policies, procedures, and controls designed to address, among other things, particular risks to the Trust. Different processes, procedures, and controls are employed with respect to different types of risk. In addition, the Board also receives reports from counsel to the Trust or counsel to GEAM and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities, or make the Board obligated to perform those activities directly.

Committees of the Board

The Board is responsible for the overall management and supervision of the Funds’ affairs. The Trustees approve all significant agreements between the Trust and the persons and companies that furnish services to the

Funds, including agreements with the Funds’ investment adviser and administrator, distributor, custodian, and transfer agent. The Board has created two committees, Audit Committee and Governance Committee, to perform specific functions on behalf of the Funds. The members of each committee and a description of each committee’s functions appear below. Each of the Audit Committee and Governance Committee consists of the Independent Trustees.

Audit Committee

The Audit Committee evaluates and selects the Trust’s independent auditors. The Audit Committee meets with the Trust’s independent auditors to review the scope and cost of the Trust’s audit and reviews the audit report, addresses any issues with the independent auditors, and if there are significant services to be performed by the independent auditors, approves the provision of such services after considering the possible effect of such services on their independence.

Governance Committee

The Governance Committee selects and nominates person(s) for election or appointment as Trustees, including both Independent Trustees and Interested Trustees, reviews the compensation payable to the Independent Trustees and makes recommendations to the Board with respect thereto, reviews and evaluates the functioning of the Board and the various committees of the Board, selects independent legal counsel to the Independent Trustees, and consults with such independent legal counsel so that it may be apprised of regulatory developments affecting governance issues. The Governance Committee is also responsible for reviewing any nominees recommended to the Board by shareholders and evaluates such nominees in the same manner as it evaluates nominees identified by the Governance Committee. Because the Trust does not hold regular annual shareholder meetings, no formal procedures have been established with respect to shareholder submission of Trustee candidates for consideration by the Governance Committee. During the prior fiscal year, the Governance Committee members met in executive sessions with their independent legal counsel two times to address governance-related matters.

The Governance Committee considers candidates from various sources, including, but not limited to, candidates recommended by Trustees, shareholders, and officers of the Trust, GEAM, and service providers of the Trust. Although the Governance Committee does not have a formal policy with regard to consideration of diversity in identifying potential nominees, the Governance Committee may consider whether a potential nominee’s professional experience, education, skills, and other individual qualities and attributes, including gender, race, or national origin, would provide beneficial diversity of skills, experience, or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations.

The Governance Committee initially learned about Mr. Johnson, the Independent Nominee, from officers of GEAM. The Governance Committee reviewed the Nominees, Messrs Johnson and Simpson, as well as other potential nominees, and determined that, given the information available to it regarding the Nominees, it was in the best interest of the Funds to nominate the Nominees to serve as Trustees of the Trust.

Record of Board and Committee Meetings

The Board and its committees held the following numbers of meetings during the fiscal year ended September 30, 2010:

Board of Trustees:	8
Audit Committee:	3
Governance Committee:	2

During the fiscal year ended September 30, 2010, each of the current Trustees attended more than 75% of the meetings of the Board and the committees of which such Trustee was a member. The Funds do not have annual shareholder meetings; therefore, the Funds do not have a policy regarding Trustee attendance at annual shareholder meetings.

Compensation Table

Effective January 1, 2011, each Trustee of the Trust who is not a director, officer or employee of GEAM, GE Investment Distributors, Inc. (“GEID”), GE, or any affiliate of those companies, receives an annual fee of $120,000 for serving as a director or trustee for the GE Family of Funds (which, as of September 30, 2010, included three investment companies and their numerous underlying funds). In addition to this annual fee, Mr. Costantino, as lead independent director or trustee of each such investment company, also receives $20,000 per annum, and Mr. Quinn, as lead independent director or trustee serving on GEAM’s fair valuation committee, also receives $10,000 per annum. The chairperson of the Audit Committee (which is currently vacant because of the death of the former Trustee in November 2010) receives an additional $10,000 per annum for serving in that capacity.

The table below shows the compensation received by each Nominee and Trustee from the Funds and from investment companies managed by GEAM for the 12-month period ended September 30, 2010.

Name of Nominee/Trustee	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued as Part of the Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Investment Companies Managed by GEAM
Independent Nominee
R. Sheldon Johnson	$0	$0	$0	$0

Interested Nominee
Matthew J. Simpson[1]	$0	$0	$0	$0	[3]

Independent Trustees
John R. Costantino	$53,560	$0	$0	$120,000	[2]
Robert P. Quinn	$48,500	$0	$0	$110,000	[2]

Interested Trustee
Michael J. Cosgrove	$0	$0	$0	$0	[3]

[1]	Also an Interested Trustee.
[2]

As of September 30, 2010, Messrs. Costantino and Quinn served as directors or trustees of three investment companies (and numerous underlying funds) advised by GEAM, and the compensation is for their services as directors or trustees of these companies.

[3]

As of September 30, 2010, Messrs. Simpson and Cosgrove served as directors or trustees of various investment companies advised by GEAM. Each of them is considered an “interested person” of each investment company advised by GEAM within the meaning of the 1940 Act and accordingly serves as directors or trustees thereof without compensation.

Beneficial Ownership of Equity Securities by Nominees in the Funds and the Fund Complex

The tables below show the dollar range of equity securities in the Funds and the aggregate dollar range of equity securities in all funds overseen or to be overseen by the Trustees or Nominees in the “Family of Investment Companies” (as defined in Item 22(a)(1)(iv) of Schedule 14A under the Exchange Act of 1934, as amended (the “Exchange Act”)) owned by each Trustee and Nominee as of the Record Date.

Name of Trustee/Nominee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee or Nominee in Family of Investment Companies[1]
Independent Nominee
R. Sheldon Johnson	None	None

Interested Nominee
Matthew J. Simpson[2]	None	$1—$10,000

Independent Trustees
John R. Costantino	None	$1—$10,000
Robert P. Quinn	None	$10,001—$50,000

Interested Trustees
Michael J. Cosgrove	None	$10,001—$50,000

[1]	For purposes of this table, the “Family of Investment Companies” include all of the registered investment companies advised by GEAM and its affiliates, as of the Record Date.
[2]	Also an Interested Trustee.

Beneficial Ownership of Equity Securities by Independent Trustees or Independent Nominee in Certain Fund Affiliates

No Independent Trustee or Independent Nominee of any Fund, and no immediate family member thereof, owns beneficially any equity securities in the investment adviser or principal underwriter of any Fund or in any person (other than a registered investment company) controlling, controlled by, or under common control with the investment adviser or principal underwriter of any Fund.

Information about the Trust’s Officers

Information regarding the officers of the Funds is provided in Exhibit C. No officer of the Funds receives compensation from any Fund.

Shareholder Communications with the Board

The Trust has not adopted any formal policy with respect to handling shareholder communications to the Board. GEAM, as a matter of practice, provides the Board or independent legal counsel to the Independent Trustees with copies of correspondence from shareholders of the Funds that is considered non-routine (that is, GEAM will share correspondence other than routine requests for transactions, address changes, and the like). Given the limited amount of non-routine correspondence, the Board has not adopted a more formal shareholder communications policy but may do so in the future. Shareholders of the Funds are welcome to write to the Board at the primary address for the Funds shown on this Proxy Statement and on the prospectus for the Funds.

Audit Committee Report

The Audit Committee Report, along with information about the Audit Committee’s Pre-Approval Policies and Procedures, can be found in Exhibit E.

Fees Paid to Independent Accountants

The Funds’ independent registered public accounting firm for the fiscal year ended September 30, 2010 was KPMG LLP (“KPMG”). The following table sets forth the aggregate fees billed by KPMG for each Fund’s most recent two fiscal years for professional services rendered for (i) audit services, including the audit of each Fund’s financial statements and services normally provided in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) audit-related services associated with the review of the Funds’ semi-annual financial statements; (iii) tax services consisting primarily of tax compliance, tax advice and tax planning; and (iv) other services.

Fund	Fiscal Year Ended 9/30	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
U.S. EQUITY FUND	2010	$14,600	None	None	None
	2009	$14,350	None	None	None
CORE VALUE EQUITY FUND	2010	$14,600	None	None	None
	2009	$14,350	None	None	None
PREMIER GROWTH EQUITY FUND	2010	$14,600	None	None	None
	2009	$14,350	None	None	None
SMALL-CAP EQUITY FUND	2010	$14,600	None	None	None
	2009	$14,350	None	None	None
S&P 500 INDEX FUND	2010	$18,050	None	None	None
	2009	$17,800	None	None	None
INTERNATIONAL EQUITY FUND	2010	$18,050	None	None	None
	2009	$17,800	None	None	None
INCOME FUND	2010	$15,300	None	None	None
	2009	$14,350	None	None	None
STRATEGIC INVESTMENT FUND	2010	$14,950	None	None	None
	2009	$14,350	None	None	None
MONEY MARKET FUND	2010	$14,600	None	None	None
	2009	$14,350	None	None	None

Legal Proceedings

The Board is not aware of any legal proceedings involving either of the Nominees that would be material to an evaluation of the ability or integrity of any such Nominees and that would require disclosure under Item 401(f) of Regulation S-K under the Exchange Act.

There have been no purchases or sales of securities of GEAM or its parents, or subsidiaries of either, since the beginning of the most recently completed fiscal year by any current Independent Trustee.

Required Vote

The affirmative vote of a plurality of the Outstanding Shares of the Trust voting together, and not by Fund, at the Meeting is required for the election of each of the Nominees. A plurality vote means that the persons receiving the highest number of votes will be elected.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF PROPOSAL 1.

PROPOSAL 2

APPROVAL OF IMPLEMENTATION OF

A “MANAGER OF MANAGERS” STRUCTURE

U.S. EQUITY FUND

CORE VALUE EQUITY FUND

PREMIER GROWTH EQUITY FUND

S&P 500 INDEX FUND

INTERNATIONAL EQUITY FUND

INCOME FUND

STRATEGIC INVESTMENT FUND

MONEY MARKET FUND

Background

Pursuant to the terms of each of the Advisory Agreements, GEAM is permitted to, subject to the approval of the Board and other applicable legal requirements, enter into any sub-advisory agreement or contract with another affiliated or unaffiliated entity pursuant to which such entity will carry out some or all of GEAM’s responsibilities under the respective Advisory Agreement. However, as described more fully below, without the approval of this Proposal 2, the exercise of such right to hire or replace sub-advisers by GEAM for the benefit of a Fund (except the Small-Cap Equity Fund) would still require, in each instance, the approval of shareholders of that Fund, which is a costly and time consuming process. Because shareholders of the Small-Cap Equity Fund have approved such a “manager of managers” structure at a meeting held on August 6, 2008, for purposes of this Proposal 2 only, a “Fund” or the “Funds” does not include the Small-Cap Equity Fund.

“Manager of Managers” Structure

In order for GEAM to delegate portfolio management duties to a sub-adviser with respect to a Fund as permitted by the Advisory Agreement between GEAM and that Fund, the 1940 Act requires that the sub-advisory agreement be approved by the shareholders of that Fund. Specifically, Section 15(a) of the 1940 Act makes it unlawful for any person to act as an investment adviser (including as a sub-adviser) to a mutual fund, such as the Funds, except pursuant to a written contract that has been approved by shareholders of the Fund. Therefore, without a “manager of managers” structure in place, the Funds must obtain shareholder approval of a sub-advisory agreement in order to hire a new sub-adviser, replace an existing sub-adviser, materially change the terms of an existing sub-advisory agreement, or continue the employment of an existing sub-adviser when that sub-advisory agreement terminates because of an assignment of the agreement, such as in the event of a change of control of the sub-adviser. The process of seeking shareholder approval of sub-advisory agreements is administratively burdensome and costly, however, and may cause delays in executing changes that the Board and GEAM have determined as necessary or desirable. These costs are often borne by a Fund (and therefore indirectly by such Fund’s shareholders). Although a potential disadvantage of a “manager of managers” structure for a Fund is that the retention of new sub-advisers or replacement of sub-advisers often entails adjustments in such Fund’s portfolio that may result in portfolio expenses, the Board and GEAM believe that the benefits from the judicious use of the approach to such Fund would outweigh any potential disadvantage.

Because GEAM may not have the investment management capability to manage all asset classes and market segments, or the experience to fully utilize certain investment techniques and strategies, it may be desirable under certain circumstances for GEAM to retain highly qualified sub-advisers with expertise that complements or supplements GEAM’s capabilities. A “manager of managers” arrangement would give GEAM greater flexibility to efficiently retain sub-advisers to manage investments in certain classes of assets or to fully utilize certain investment techniques and strategies.

On July 28, 2009, GEAM, the Trust, and certain other investment companies advised by GEAM received the Order from the SEC granting certain exemptions from Section 15(a) of the 1940 Act and certain rules thereunder and from certain disclosure obligations under various rules and forms. The exemptive relief granted by the Order enables GEAM and the Board to operate with greater efficiency by allowing GEAM, subject to Board approval, to retain and replace unaffiliated sub-advisers, and enter into and amend sub-advisory agreements with unaffiliated sub-advisers, without incurring the expense and delays of obtaining shareholder approval. The “manager of managers” structure additionally would permit the Funds to disclose aggregate fees paid to GEAM and any sub-adviser that is an “affiliated person,” as defined in Section 2(a)(3) of the 1940 Act, of a Fund or GEAM, other than by reason of serving as a sub-adviser to one or more of the Funds (an “Affiliated Sub-Adviser”), and aggregate fees paid to sub-advisers other than the Affiliated Sub-Advisers, in lieu of disclosing the fees paid to each sub-adviser (collectively, the “Aggregate Fee Disclosure”). This would benefit shareholders of the Funds because it would improve GEAM’s ability to negotiate the fees paid to sub-advisers, which are paid out of advisory fees GEAM receives from the Funds. Nevertheless, the exemptive relief granted by the Order is available to GEAM and the Funds only upon shareholder approval of the “manager of managers” structure.

The “manager of mangers” structure would be subject to various conditions, including, without limitation, the following:

1.	The first set of conditions require that certain disclosures be made and that shareholders of an affected Fund be informed each time a new sub-adviser is hired. Before a Fund may rely on the Order, the operation of a Fund in the manner described in the application for the Order (the “Application”) must be approved by a “majority of outstanding voting securities” (as defined the 1940 Act) of the Fund. Each Fund is required to disclose in its prospectus the existence, substance, and effect of the Order. In addition, each Fund that operates under the Order must hold itself out to the public as employing the “manager of managers” structure described in the Application and must disclose in its registration statement the Aggregate Fee Disclosure. Such Fund’s prospectus must prominently disclose that GEAM has ultimate responsibility (subject to oversight by the Board) to oversee the sub-advisers and to recommend their hiring, termination, and replacement. Moreover, within 90 days of the hiring of any new sub-adviser, GEAM is required to furnish shareholders of the affected Fund with all of the information about the new sub-adviser that would be included in a proxy statement, except as modified to permit the Aggregate Fee Disclosure. Finally, GEAM may not enter into a sub-advisory agreement with any Affiliated Sub-Adviser without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Fund.

2.

A second set of conditions is designed to protect shareholder interests through certain restrictions on the Board and on ownership of certain securities as well as careful Board oversight of changes of sub-advisers for Funds with Affiliated Sub-Advisers. Specifically, a majority of the Board must be Independent Trustees at all times, and the nomination of new or additional Independent Trustees will be at the discretion of the then-existing Independent Trustees. Independent legal counsel, as defined in Rule 0-1(a)(6) under the 1940 Act, must also be engaged to represent the Independent Trustees and be selected at the discretion of the then-existing Independent Trustees. Further, GEAM is required to provide the Board, no less frequently than quarterly, with information about GEAM’s profitability on a per Fund basis, which should reflect the impact on profitability of hiring or termination of any sub-adviser during the applicable quarter. Whenever a sub-adviser is hired or terminated, GEAM must also provide the Board with information showing the expected impact on GEAM’s profitability. Moreover, no Trustee or officer of the Trust or director or officer of GEAM is permitted to own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in a sub-adviser, except for (i) ownership of interests in GEAM or any entity that controls, is controlled by, or is under common control with GEAM; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly traded company that is either a sub-adviser or an entity that controls, is controlled by, or is under common control with a sub-adviser. Finally, when a change of sub-adviser is proposed for a Fund with an Affiliated

Sub-Adviser, the Board, including a majority of the Independent Trustees, will make a separate finding, reflected in the Board minutes, that such change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which GEAM or an Affiliated Sub-Adviser derives an inappropriate advantage.

3.	A third set of conditions requires that GEAM provide general management services to the Funds that operate under the Order, including overall supervisory responsibility for the general management and investment of each such Fund’s assets, and subject to review and approval by the Board, (i) set each such Fund’s overall investment strategies; (ii) evaluate, select, and recommend sub-advisers to manage all or a part of each such Fund’s assets; (iii) allocate and when appropriate, reallocate each such Fund’s assets among multiple sub-advisers; (iv) monitor and evaluate the performance of the sub-advisers; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with each such Fund’s investment objectives, policies, and restrictions.

Comparison of Current and Proposed Selection Process for Sub-Advisers

Under both the current process and the proposed process for approval of sub-advisory agreements, any new sub-advisory agreement and any material change to an existing sub-advisory agreement requires approval by the Board. In considering whether to appoint an existing sub-adviser for any Fund, the Board will analyze the factors it considers relevant, including the nature, extent, and quality of the services to be provided; investment performance; the costs of the services to be provided; and such other factors that the Board considers relevant to the sub-adviser’s performance. Furthermore, operation of the Funds under the proposed “manager of managers” structure would not diminish GEAM’s responsibilities to the Funds, including GEAM’s overall responsibility for the portfolio management services furnished by a sub-adviser.

If the shareholders of a Fund do not approve this Proposal 2, in order for GEAM to appoint a new sub-adviser to a Fund or materially change an existing sub-advisory agreement relating to a Fund, the Board must call and hold a shareholder meeting of that Fund, create and distribute proxy materials, and solicit votes from the Fund’s shareholders. This process is time consuming and costly and will delay the appointment of a new sub-adviser or the implementation of material changes to an existing sub-advisory agreement even when the Board and GEAM have concluded it to be desirable for a Fund to do so. The Board and GEAM therefore believe that the “manager of managers” structure should allow each Fund to operate more efficiently.

Board Approval of “Manager of Managers” Structure

At a telephonic Board meeting held on January 26, 2011, the Board, including the Independent Trustees, considered and unanimously approved the use of a “manager of managers” structure and the seeking of shareholder approval of the same. In evaluating this arrangement, the Board, including the Independent Trustees, considered various factors and other information, including the following:

1.	The Small-Cap Equity Fund currently uses a “manager of managers” structure with GEAM, which was approved by its shareholders at a meeting held on August 6, 2008;

2.	A “manager of managers” structure would enable GEAM and the Board to act more quickly, and with less expense to a Fund, in appointing new sub-advisers or making material changes to an existing sub-advisory agreement relating to a Fund when the Board and GEAM believe that such appointment or changes would be in the best interests of such Fund and its shareholders;

3.	GEAM would be required, as a condition to rely on the Order, to (a) set a Fund’s overall investment strategies; (b) monitor and evaluate the performance of each sub-adviser; and (c) implement procedures reasonably designed to ensure that the sub-adviser(s) comply with such Fund’s investment objectives, policies, and restrictions; and

4.	No sub-adviser could be appointed without Board approval.

In addition, the Board believes that it is appropriate to vest the selection of the sub-advisers in GEAM in light of GEAM personnel’s investment advisory expertise and its experience in selecting and monitoring sub-advisers.

Interests of Trustees, Officers, or Nominees in Proposal 2

None of the Independent Trustees has any interest in this Proposal 2. The Interested Trustees, Messrs. Cosgrove and Simpson, are officers of GEAM and have an interest in the approval of Proposal 2 to the extent the efficiencies generated by the implementation of a “manager of managers” structure would benefit GEAM. GEAM could benefit from the approval and implementation of a “manager of managers” structure under Proposal 2 because of the lower cost of replacing or hiring a sub-adviser as a result of eliminating the need to obtain shareholder approval and the more efficient portfolio management as a result of the ability to hire or replace a sub-adviser more quickly.

Required Vote

Approval of Proposal 2 on behalf of each Fund requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of that Fund, which means the affirmative vote of the lesser of: (1) more than 50% of the Outstanding Shares of that Fund, or (2) 67% or more of the shares of that Fund present at the Meeting (in person or represented by proxy), if the holders of more than 50% of the Outstanding Shares of that Fund are present at the Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” THE APPROVAL OF THIS PROPOSAL 2.

PROPOSAL 3

APPROVAL OF THE AMENDMENT OR ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF THE FUNDS

U.S. EQUITY FUND

CORE VALUE EQUITY FUND

PREMIER GROWTH EQUITY FUND

SMALL-CAP EQUITY FUND

S&P 500 INDEX FUND

INTERNATIONAL EQUITY FUND

INCOME FUND

STRATEGIC INVESTMENT FUND

MONEY MARKET FUND

Background

The Funds operate in accordance with their investment objectives, principal investment strategies, and investment policies, which are described in the Prospectus and Statement of Additional Information (“SAI”) for the Funds. Under the 1940 Act, the Funds must have investment policies relating to certain types of investments and practices and may not change those policies without shareholder approval. Consistent with industry practice, the Trust characterizes these policies, along with other policies that it has determined not to change without shareholder approval, as fundamental investment policies. In contrast, investment policies of the Trust that are not fundamental may generally be changed by the Board without shareholder approval.

Proposals 3A through 3H are intended to modernize the Funds’ investment policies by amending or eliminating certain of the Funds’ fundamental investment policies. Shareholders are being asked to vote separately on each of Proposals 3A through 3H, as applicable. If any of Proposals 3A through 3H is approved by a Fund’s shareholders at the Meeting, the proposed change to that fundamental investment policy will be adopted by that Fund and will take effect upon such approval. If the shareholders of a Fund fail to approve any of Proposals 3A through 3H, as applicable, with respect to such Fund, the current policy or policies corresponding to such Proposals that are not approved will remain in effect.

Benefit to the Funds of Changes in Certain Fundamental Investment Policies

GEAM and the Board believe that the amendment or elimination of certain fundamental investment policies of the Funds as proposed in Proposals 3A through 3H are appropriate for the following reasons:

First, modernizing certain of the Funds’ fundamental investment policies would remove restrictions that are no longer required because of changes in the law or are not consistent with the restrictions applicable to other investment companies managed by GEAM. These changes would potentially allow the Funds to better address changes in financial markets or take advantage of investing opportunities. None of the Funds (except the Small-Cap Equity Fund, which modified certain of its fundamental investment policies at a shareholder meeting held on August 6, 2008) have updated their fundamental investment policies since their respective inception dates, and many of the legal and regulatory requirements applicable to mutual funds have changed since that time. For example, certain restrictions imposed by securities laws and regulations in the past are no longer applicable to mutual funds. As a result, the Funds (including the Small-Cap Equity Fund despite the update of some of its fundamental investment policies in 2008) remain subject to several fundamental investment policies that are either more restrictive than required or are no longer required.

Second, by limiting the investment policies that require shareholder approval to be amended to only those that are required or desirable, a Fund in the future may be able to avoid the costs and delay associated with holding shareholder meetings to address issues relating to certain investment policies.

Third, these changes could also improve the efficiency and consistency of portfolio management. GEAM currently serves as the investment adviser to a number of other investment companies that are subject to fundamental investment policies that are more consistent with the requirements of current laws and regulations. By aligning the fundamental investment policies of the Funds with those of the other investment companies advised by GEAM, GEAM’s monitoring of compliance with the stated investment policies would become more streamlined and efficient.

Effect of Proposed Changes to the Funds’ Fundamental Investment Policies on Investments in the Funds

The proposed changes to the Funds’ fundamental investment policies set forth in Proposals 3A through 3H are not expected to affect the Funds’ current investment objectives or their principal investment strategies. Similarly, it is not expected that the approval of these changes will significantly change the management of the Funds or the risks of investing in the Funds.

Board Approval of Proposed Changes to the Funds’ Fundamental Investment Policies

At a telephonic Board meeting held on January 26, 2011, the Board, including the Independent Trustees, considered and unanimously approved the proposed changes to the Funds’ fundamental investment policies and the seeking of shareholder approval of these changes.

Proposal 3A: Amendment of Each Fund’s Fundamental Investment Policy on Senior Securities (for purposes of this Proposal 3A only, a “Fund” or the “Funds” does not include the Small-Cap Equity Fund)

The 1940 Act requires a mutual fund to have an investment policy regarding the issuance of senior securities and generally prohibits mutual funds from issuing senior securities except in certain circumstances. Generally speaking, senior securities include bonds, notes or other debt securities, or similar obligations or instruments that are securities and evidence indebtedness on the part of a mutual fund to another party. Similarly, senior securities can include other types of investments or transactions that result in a mutual fund being in debt to another party. The 1940 Act prohibition on the issuance of senior securities by mutual funds was designed generally to restrict mutual funds’ ability to become indebted to other parties. As a result, even borrowing of money by a mutual fund comes under that prohibition (although the prohibition also contains exceptions that permit mutual funds to borrow from banks). The prohibition exists to limit a mutual fund’s ability to borrow money (directly or through the issuance of debt securities) for investment purposes, which has the effect of leveraging the fund’s investments.

Notwithstanding the 1940 Act prohibition on issuing senior securities, the SEC permits mutual funds to make certain types of investments that involve indebtedness for funds pursuant to certain procedures designed to limit a fund’s overall indebtedness. Such investments include reverse repurchase agreements; purchasing securities on margin or relying on short-term credit for clearance of purchase or sale transactions; purchasing securities on a “when-issued” or delayed delivery basis; certain option contracts on securities and securities indices; futures contracts on securities and securities indices; forward contracts on securities, foreign currencies, or other items; various types of swap agreements; instruments or transactions representing combinations of the foregoing; and other similar arrangements and instruments (hereinafter, “permitted leveraged investments”).

Each Fund is currently prohibited under a fundamental investment policy from issuing senior securities except as otherwise permitted by the 1940 Act and its policy on borrowing. The Small-Cap Equity Fund’s fundamental investment policy on senior securities was modified in 2008 and reflects the proposed changes in this Proposal 3A.

The proposed changes would permit the Funds to issue senior securities to the extent permitted by applicable law and would continue to permit the Funds to invest in all permitted leveraged investments (subject, of course, to the applicable SEC requirements). Because issuing senior securities involves borrowing, or otherwise incurring indebtedness, by the Funds, Proposal 3A would permit such activity to the extent that it is consistent with the Funds’ fundamental investment policy on borrowing as described in Proposal 3D below or by applicable law.

By simplifying the restriction and referring to the limits under applicable law, the proposed amendment would give the Funds the maximum amount of flexibility to make permitted leveraged investments and engage in certain borrowings in a manner that is consistent with the 1940 Act. Otherwise, this proposed amendment is not expected to have any immediate impact on the day-to-day management of the Funds. To the extent the Funds in the future increase their investments in permitted leveraged investments, in accordance with the fundamental investment policy on senior securities as proposed, each of the Funds will be subject to the risks associated with such investments, including, but not limited to, counterparty credit risk, interest rate risk, and risks associated with leverage, as well as certain of the risks discussed in Proposal 3D with respect to borrowings.

It is proposed that the current fundamental investment policies on senior securities for each Fund be amended as follows:

Current Policy	Proposed Policy
For each Fund

No Fund may issue senior securities except as otherwise permitted by the 1940 Act and as otherwise permitted herein.	No Fund may issue senior securities, except as otherwise permitted by its fundamental policy on borrowing or by applicable law.

Proposal 3B: Elimination of Each Fund’s Investment Policy on Short Selling (for purposes of this Proposal 3B only, a “Fund” or the “Funds” does not include the Small-Cap Equity Fund)

As discussed under Proposal 3A above, the 1940 Act requires a mutual fund to have an investment policy regarding the issuance of senior securities, which include securities that evidence indebtedness on the part of a mutual fund to another party as well as investments or transactions that result in a mutual fund being in debt to another party, such as short selling transactions. Short selling involves selling securities not owned and borrowing the same securities for delivery to the purchaser with an obligation to replace the borrowed securities at a later date.

Each Fund is currently subject to a fundamental investment policy that prohibits such Fund from making short sales of securities or maintaining a short position. The Small-Cap Equity Fund’s fundamental investment policy on short selling was eliminated in 2008, and therefore, this Proposal 3B does not apply to the Small-Cap Equity Fund.

Because short selling is addressed through the proposed fundamental investment policy on senior securities under Proposal 3A, which would permit making short sales of securities and maintaining a short position subject to a Fund’s fundamental investment policy on borrowing or applicable law, it is proposed that the fundamental investment policy on short selling for each Fund be eliminated. The elimination of the fundamental investment policy on short selling by a Fund is not expected to increase materially the risk of an investment in that Fund or to affect its management at this time. However, to the extent a Fund makes short sales of securities, the Fund is subject to certain risks. For example, because the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the market price of the borrowed securities can result in a loss, which, theoretically speaking, could be unlimited. If the prices of securities sold short increase, a Fund may be required to provide additional funds or collateral to maintain the short positions, which could, in turn, require the Fund to liquidate other investments to provide additional margin at unfavorable prices. Further, the lender of securities can request return of the borrowed securities, and a Fund may not be able to borrow those securities from other lenders. It may also be impossible for a Fund to borrow securities at the most desirable time to make a short sale.

It is proposed that the current fundamental investment policy on short selling for each Fund be eliminated as follows:

Current Policy	Proposed Policy
For each Fund

No Fund may make short sales of securities or maintain a short position, unless at all times when a short position is open, the Fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.	N/A.

Proposal 3C: Amendment of Each Fund’s Investment Policy on Making Loans

Under the 1940 Act, a mutual fund must have an investment policy regarding making loans to other persons. Currently, each Fund, except the Small-Cap Equity Fund, is subject to a fundamental investment policy that prohibits such Fund from lending its assets or money to other persons, except through (a) purchasing debt obligations, (b) lending portfolio securities in an amount not to exceed 30% of such Fund’s total assets taken at market value, (c) entering into repurchase agreements, (d) trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities, or options on securities indexes, or (e) entering into variable rate demand notes. The Small-Cap Equity Fund is subject to a fundamental investment policy that prohibits it from lending its assets or money to other persons, except (a) by purchasing debt obligations (including privately placed debt obligations), (b) by lending cash or securities as permitted by applicable law, (c) by entering into repurchase agreements, (d) by investing in futures contracts on securities and securities indices and options on such futures contracts, or (e) as otherwise permitted by applicable law.

It is proposed that the fundamental investment policy on making loans for each Fund be revised to permit each Fund to lend its portfolio securities or money to the extent that the lending is permitted by applicable law. For example, current SEC staff positions permit lending portfolio securities in amounts not exceeding one-third of a fund’s total asset value.

As proposed, the fundamental investment policy on making loans for each Fund would restrict each Fund from lending its assets or money to others, except (a) by purchasing debt obligations, (b) by making loans of cash or securities as permitted by applicable law, (c) by entering into repurchase agreements, (d) by investing in permitted leveraged investments, or (e) as otherwise permitted by applicable law.

This change would give each Fund the greatest amount of flexibility to lend its assets or money to generate income within the limits of current interpretations of the 1940 Act. For example, each Fund would have greater ability to engage in transactions that could be considered lending but could also benefit such Fund through greater return potential. However, lending assets or money increases the exposure for a Fund to the risks associated with these activities. Borrowers may not repay money lent to them by the Fund for example. Likewise, a Fund may experience a delay in the recovery of, or may be unable to recall, loaned securities if the borrower is unable or unwilling to return them. In addition, although each Fund generally obtains collateral in return for lending securities, it may experience a delay in receiving such collateral or a possible loss in market value of the collateral.

It is proposed that the current fundamental investment policy on making loans for each Fund be amended as follows:

Current Policy	Proposed Policy
For each Fund except the Small-Cap Equity Fund

No Fund may lend its assets or money to other persons, except through (a) purchasing debt obligations, (b) lending portfolio securities in an amount not to exceed 30% of the Fund’s total assets taken at market value, (c) entering into repurchase agreements, (d) trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes and (e) entering into variable rate demand notes.	No Fund may lend its assets or money to other persons, except (a) by purchasing debt obligations (including privately placed debt obligations), (b) by lending cash or securities as permitted by applicable law, (c) by entering into repurchase agreements, (d) by investing in permitted leveraged investments, or (e) as otherwise permitted by applicable law.

For the Small-Cap Equity Fund

The Fund may not lend its assets or money to other persons, except (a) by purchasing debt obligations (including privately placed debt obligations), (b) by lending cash or securities as permitted by applicable law, (c) by entering into repurchase agreements, (d) by investing in futures contracts on securities and securities indices and options on such futures contracts, and (e) as otherwise permitted by applicable law.	The Fund may not lend its assets or money to other persons, except (a) by purchasing debt obligations (including privately placed debt obligations), (b) by lending cash or securities as permitted by applicable law, (c) by entering into repurchase agreements, (d) by investing in permitted leveraged investments, or (e) as otherwise permitted by applicable law.

Proposal 3D: Amendment of Each Fund’s Fundamental Investment Policies on Borrowing

The 1940 Act imposes certain restrictions on the borrowing activities of mutual funds and requires that all mutual funds have a policy on borrowing money. A mutual fund’s policy on borrowing is closely related to its policy on senior securities because borrowing by a mutual fund is one activity that can give rise to a senior security issued by it.

A mutual fund may need to borrow money for a number of reasons. First, a mutual fund may need to borrow temporarily to pay redeeming shareholders. This can occur in instances where (a) the amount of redemptions exceeds available cash and market conditions are not favorable to the sale of portfolio securities to meet those redemptions, or (b) a mutual fund has not yet received payment for securities it has sold. Second, a mutual fund may need to borrow to pay for securities purchased because it does not have available cash. Third, permitted leveraged investments often entail indebtedness that can be viewed as borrowing because they may result in the same type of leverage occasioned by borrowing money.

There are risks associated with borrowing. Borrowing to acquire additional investments exposes a mutual fund to a greater risk of loss because the value of the acquired investments could fall below the amount borrowed (which the mutual fund must repay). As a result, borrowing may cause the value of a mutual fund’s shares to be more volatile than if the mutual fund did not borrow. In addition, to the extent a mutual fund borrows money, it will pay interest on the borrowed amount, which will raise the overall expenses of the fund and reduce its returns. The interest payable on borrowings may be more (or less) than the return the mutual fund receives from the securities purchased with borrowed amounts. Additionally, a mutual fund may also be forced to sell securities at inopportune times to repay borrowed amounts.

Each Fund, except the Small-Cap Equity Fund, currently has two fundamental investment policies on borrowing. The first provides that each Fund may not borrow money in an amount exceeding 33 1/3% of the value of such Fund’s total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made, except that a Fund may enter into reverse repurchase agreements and that a Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities. Further, whenever borrowings of 5% or more of a Fund’s total assets are outstanding, including reverse repurchase agreements, the Fund will not make any additional investments. The second provides that each Fund may not purchase securities on margin, except that such Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. The Small-Cap Equity Fund’s fundamental investment policy on borrowing prohibits it from borrowing money, except that it may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) obtain such short-term credits as may be necessary for the clearance and purchases and sales of portfolio securities, (d) purchase securities and other investments on margin to the extent permitted by applicable law, (e) engage in dollar rolls and other similar transactions, and (f) as otherwise permitted by applicable law.

It is proposed that the fundamental investment policy on borrowing for each Fund be revised to restrict each Fund from borrowing money, except that such Fund would be permitted to (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) invest in permitted leveraged investments, (d) engage in transactions in mortgage dollar rolls and other similar transactions, and (e) engage in other transactions entailing borrowing to the extent permitted by applicable law. To the extent each Fund increases its borrowings in the future in accordance with the proposed fundamental investment policy on borrowing, it will be subject to the risks described above.

This change would give each Fund the flexibility to invest in permitted leveraged investments that might be construed as entailing “borrowing” and would permit such Fund to borrow money in certain instances up to the limits permitted by the 1940 Act and SEC staff interpretations thereof. Changing this fundamental investment policy would also permit greater consistency in managing the portfolio of each Fund when such borrowings are necessary for the efficient management of such Fund’s assets.

It is proposed that the current fundamental investment policies on borrowing for each Fund be amended as follows:

Current Policies	Proposed Policy
For each Fund except the Small-Cap Equity Fund

No Fund may borrow money, except that a Fund may enter into reverse repurchase agreements and except that each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings of 5% or more of a Fund’s total assets are outstanding, including reverse repurchase agreements, the Fund will not make any additional investments.

No Fund may purchase securities on margin, except that a Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, options on securities indexes and options on currencies will not be deemed to be a purchase of securities on margin by a Fund.

No Fund may borrow money, except that a Fund may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) invest in permitted leveraged investments, (d) engage in transactions in mortgage dollar rolls and other similar transactions, and (e) engage in other transactions that may entail borrowing or otherwise borrow money to the extent permitted by applicable law.

For the Small-Cap Equity Fund

The Fund may not borrow money, except that it may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) obtain such short-term credits as may be necessary for the clearance and purchases and sales of portfolio securities, (d) purchase securities and other investments on margin to the extent permitted by applicable law, (e) engage in dollar rolls and other similar transactions, and (f) as otherwise permitted by applicable law.	The Fund may not borrow money, except that it may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) invest in permitted leveraged investments, (d) engage in transactions in mortgage dollar rolls and other similar transactions, and (e) engage in other transactions that may entail borrowing or otherwise borrow money to the extent permitted by applicable law.

Proposal 3E: Amendment of Each Fund’s Fundamental Investment Policies on Diversification (for purposes of this Proposal 3E only, a “Fund” or the “Funds” does not include the Small-Cap Equity Fund)

The 1940 Act requires a mutual fund to indicate in its registration statement whether it is a “diversified” or a “non-diversified” company. Each Fund has indicated that it is a diversified mutual fund and is currently subject to a fundamental investment policy whereby each Fund may not purchase securities (other than Government Securities (as defined in the 1940 Act)) of any issuer if, as a result of the purchase, more than 5% of such Fund’s total assets would be invested in the securities of the issuer, except that (a) up to 25% of the value of the total assets of each Fund (other than the Money Market Fund) may be invested without regard to this limitation, and (b) the Money Market Fund may hold more than 5% of its total assets in the securities of an issuer to the extent permitted by Rule 2a-7 under the 1940 Act. Under another fundamental investment policy currently in effect, each Fund also may not purchase more than 10% of the voting securities of any one issuer, or more than 10% of the outstanding securities of any class of an issuer, except that (a) this limitation is not applicable to such Fund’s investments in Government Securities, and (b) up to 25% of the value of the assets of such Fund (other than the Money Market Fund) may be invested without regard to these 10% limitations. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of these restrictions. The Small-Cap Equity Fund’s fundamental investment policy on diversification was modified in 2008 and reflects the proposed changes in this Proposal 3E.

It is proposed that the current fundamental investment policies on diversification for each Fund be amended so that each Fund is required to invest at least 75% of its total assets in some combination of the following: (a) cash and cash items, (b) Government Securities, (c) securities of other investment companies, and (d) other securities (which are limited as to any single issuer to an amount not greater than 5% of such Fund’s total assets and not more than 10% of the outstanding voting securities of any such issuer, or as otherwise permitted by applicable law). The proposed fundamental investment policy on diversification would conform each Fund’s policy to that of other investment companies managed by GEAM (including the Small-Cap Equity Fund) and allow for ease of administration and interpretation.

The proposed fundamental investment policy on diversification for each Fund differs from the current policies in four respects: (1) it would not require securities of a foreign government and its agencies to always be treated as a single issuer for purposes of the restrictions; (2) it would carve out securities issued by investment companies (in addition to Government Securities) from the 5% of total assets limitation; (3) it would exclude securities issued by other investment companies (in addition to Government Securities) from the limitation on acquiring more than 10% of an issuer’s voting securities; and (4) it would eliminate the limitation on acquiring more than 10% of the outstanding securities of any class of issuer other than the issuer’s outstanding voting securities. The proposed changes generally preserve the application of the 5% single issuer limit noted above and the ability of each Fund to invest up to 25% of its total assets without regard to the 5% single issuer limit, but clarify and standardize some typical exceptions to the limits as described above.

The proposed changes would provide each Fund with the maximum flexibility allowed for a diversified mutual fund under the 1940 Act and thus would not affect each Fund’s status as a diversified mutual fund. Nevertheless, GEAM does not currently expect to use the increased flexibility under the proposed fundamental investment policy on diversification to increase the Funds’ holdings in any one issuer, although the diversification of the Funds’ portfolios and their exposures to single issuers or smaller numbers of issuers will fluctuate over time. The table below sets forth each Fund’s largest position as of December 31, 2010. The percentage holdings provided below are not “caps,” and the holdings shown below may have changed since December 31, 2010. The Funds may in the future have holdings greater than the percentages below.

Fund	Percentage of Maximum Holding	Issuer
U.S. Equity Fund	3.32%	Microsoft Corp
Core Value Fund	2.88%	Chevron Corp
Premier Growth Equity Fund	4.77%	Schlumberger Ltd
S&P 500 Index Fund	3.31%	Exxon Mobil Corp
International Equity Fund	2.96%	Nestle SA
Income Fund	9.42%	U.S. Treasury Bond 2.625% August 15, 2020
Strategic Investment Fund	3.00%	U.S. Treasury Bond 2.625% August 15, 2020
Money Market Fund	6.59%	Goldman Sachs & Co. Government Agency Repurchase Agreement

The adoption of the proposed fundamental investment policy on diversification for each Fund is not expected to increase the risk of an investment in such Fund. However, to the extent that any of the Funds takes a larger position in any one issuer, such Fund will be subject to greater market and credit risks associated with that issuer, and to the industry and sector risks associated with that issuer. As a result, the appreciation or depreciation of the stock of such issuer may result in greater fluctuation in the total market value of the portfolio of a Fund, and in turn, affect such Fund’s performance.

It is proposed that the current fundamental investment policies on diversification for each Fund be amended as follows:

Current Policies	Proposed Policy
For each Fund

No Fund may purchase securities (other than Government Securities) of any issuer if, as a result of the purchase, more than 5% of the Fund’s total assets would be invested in the securities of the issuer, except that (a) up to 25% of the value of the total assets of each non-money market Fund may be invested without regard to this limitation, and (b) the Money Market Fund may hold more than 5% of its total assets in the securities of an issuer to the extent permitted by Rule 2a-7 under the 1940 Act. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.	Each Fund shall invest at least 75% of its total assets in some combination of the following: (a) cash and cash items, (b) Government Securities (as defined in the 1940 Act), (c) securities of other investment companies, and (d) other securities. With regard to (d), other securities (acquired pursuant to this policy) are limited as to any single issuer to an amount not greater than 5% of a Fund’s total assets and not more than 10% of the outstanding voting securities of any such issuer, or as otherwise permitted by applicable law.

No Fund may purchase more than 10% of the voting securities of any one issuer, or more than 10% of the outstanding securities of any class of issuer, except that (a) this limitation is not applicable to a Fund’s investments in Government Securities and (b) up to 25% of the value of the assets of a non-money market Fund may be invested without regard to these 10% limitations. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

Proposal 3F: Amendment of Each Fund’s Fundamental Investment Policy on Concentration of Invest ments

The 1940 Act requires a mutual fund to have a policy regarding concentration of investments in securities of companies in a particular industry. The 1940 Act does not define what constitutes “concentration” in an industry. However, the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. government and its agencies or instrumentalities) constitutes concentration.

Each Fund, except the Small-Cap Equity Fund, is currently subject to a fundamental investment policy that prohibits such Fund from investing more than 25% of the value of its total assets in securities of issuers in any one industry. For purposes of this restriction, the term “industry” includes (a) the government of any one country other than the United States, but not the U.S. government, and (b) all supranational organizations. Securities held by the Money Market Fund that are issued by domestic banks are excluded from this restriction. However, each foreign country’s banks are regarded as a separate industry. The Small-Cap Equity Fund is subject to a fundamental investment policy that prohibits it from investing more than 25% of the value of its total assets in securities of issuers in any one industry. For purposes of this restriction, the term “industry” includes (a) the government of any one country other than the United States, but not the U.S. government, and (b) all supranational organizations.

It is proposed that the fundamental investment policy on concentration of investments for each Fund be revised to prohibit each Fund from making investments that will result in the concentration (as that term is used in the 1940 Act) of its assets in securities of issuers in any one industry. With respect to the Money Market Fund, securities issued by domestic banks are not considered to be part of any industry.

The proposed fundamental investment policy on concentration of investments for each Fund does not define concentration. In particular, it does not include any specific limitation based on a percentage of the assets of each Fund or on the size of any investment in securities of issuers in the same industry for each Fund, nor does it define the scope of any particular industry. As a result, it would give each Fund more flexibility to respond to changing regulatory interpretations and financial markets, as permitted by the 1940 Act, any rules or orders thereunder, or SEC staff interpretation thereof. The adoption of the proposed fundamental investment policy on concentration of investments for each Fund is not expected to increase the risk of an investment in such Fund, except to the extent that future interpretations of the term “concentration” could permit each Fund to invest a greater percentage of its assets in issuers in a particular industry. To the extent that a Fund takes a larger position in a particular industry, such Fund will be subject to greater industry and sector risks associated with that industry.

It is proposed that the current fundamental investment policy on concentration of investments for each Fund be amended as follows:

Current Policy	Proposed Policy
For each Fund except the Small-Cap Equity Fund

No Fund may invest more than 25% of the value of its total assets in securities of issuers in any one industry. For purposes of this restriction, the term industry will be deemed to include (a) the government of any one country other than the United States, but not the U.S. Government and (b) all supranational organizations. In addition, securities held by the Money Market Fund that are issued by domestic banks are excluded from this restriction. However, each foreign country’s banks are regarded as a separate industry.

No Fund will make investments that will result in the concentration (as that term is used in the 1940 Act) of its assets in securities of issuers in any one industry. For purposes of this restriction, supranational organizations are collectively considered to be members of a single “industry.”

For the Money Market Fund only: Securities issued by domestic banks or by structured investment vehicles are not considered to be part of any industry.

For the Small-Cap Equity Fund

The Fund may not invest more than 25% of the value of its total assets in securities of issuers in any one industry. For purposes of this restriction, the term industry will be deemed to include (a) the government of any one country other than the United States, but not the U.S. Government and (b) all supranational organizations.	The Fund will not make investments that will result in the concentration (as that term is used in the 1940 Act) of its assets in securities of issuers in any one industry. For purposes of this restriction, supranational organizations are collectively considered to be members of a single “industry.”

Proposal 3G: Amendment of Each Fund’s Fundamental Investment Policy on Investments in Commodities

The 1940 Act requires a mutual fund to have an investment policy governing investments in commodities. Each Fund, except the Small-Cap Equity Fund, is currently subject to a fundamental investment policy that prohibits such Fund from investing in commodities, except that each Fund (other than the Money Market Fund)

may invest in futures contracts (including financial futures contracts, index futures contracts, or securities index futures contracts) and related options and other similar contracts (including foreign currency forward, futures, and options contracts). In effect, the current fundamental investment policy on investments in commodities for each Fund (other than the Small-Cap Equity Fund) prohibits such Fund from purchasing physical commodities or contracts related to physical commodities. Physical commodities include bulk goods such as oil, grains, metals, and foodstuffs. The Small-Cap Equity Fund’s current fundamental investment policy prohibits it from purchasing or selling commodities or commodities contracts, except as otherwise permitted by applicable law.

It is proposed that the fundamental investment policy on investments in commodities for each Fund be revised to permit each Fund to invest in commodities and commodity contracts, subject to the limitations arising from such Fund’s other investment policies (e.g., the limitation on illiquid investments) and applicable law. The proposed fundamental investment policy on investments in commodities would provide each Fund with the maximum flexibility consistent with the current legal requirements. For example, it would permit each Fund to directly invest in physical commodities, as well as to take long and short positions in (i.e., purchase and sell) commodity-based futures contracts or forward contracts on physical commodities. At the same time, the proposed fundamental investment policy on investments in commodities would not affect each Fund’s ability to invest in futures contracts or forward contracts on securities or securities indices (or option contracts on the same) or in other permitted leveraged investments.

None of the Funds has any current intention of investing directly in physical commodities or taking long or short positions in commodity-based futures contracts or forward contracts. Accordingly, the adoption of the proposed fundamental investment policy on investments in commodities by each Fund is not expected to increase materially the risk of an investment in such Fund or to affect its management at this time. To the extent a Fund invests directly in commodities, whether physical or financial, or commodity-related instruments, such Fund will be subject to the particular risks associated with such commodity and its related market. The market for commodities and commodity-related contracts can become illiquid and may be subject to illiquid investments risks. In addition, the value of such investments can be extremely volatile and may be affected either directly or indirectly by a wide range of factors. Furthermore, to the extent a Fund enters into forward contracts related to physical commodities, it would be subject to the risk that the counterparty may default or otherwise not perform its obligations under the contract, leading to increased costs to such Fund, delays on recovering amounts owed to such Fund, or even the total loss of such amounts. Prior to investing a material portion of its assets in commodities or commodity contracts by any Fund, such Fund’s prospectus would be amended to disclose these risks.

It is proposed that the current fundamental investment policy on investments in commodities for each Fund be amended as follows:

Current Policy	Proposed Policy
For each Fund except the Small-Cap Equity Fund

No Fund may invest in commodities, except that each non-money market Fund may invest in futures contracts (including financial futures contracts, index futures contracts or securities index futures contracts) and related options and other similar contracts (including foreign currency forward, futures and options contracts) as described in this SAI and in each Prospectus.	A Fund may purchase or sell commodities or commodity contracts, subject to other investment policies and applicable law.

For the Small-Cap Equity Fund

The Fund may not purchase or sell commodities or commodities contracts, except as otherwise permitted by applicable law.	The Fund may purchase or sell commodities or commodity contracts, subject to other investment policies and applicable law.

Proposal 3H: Amendment of Each Fund’s Investment Policy on Real Estate Investments

The 1940 Act requires a mutual fund to have an investment policy governing investments in real estate. Each Fund, except the Small-Cap Equity Fund, is currently subject to a fundamental investment policy on real estate investments that prohibits such Fund from purchasing or selling real estate or real estate limited partnership interests, or from investing in oil, gas, or mineral leases, or mineral exploration or development programs, except that such Fund may (a) invest in securities secured by real estate, mortgages, or interests in real estate or mortgages, (b) purchase securities issued by companies that invest or deal in real estate, mortgages, or interests in real estate or mortgages, (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business, or (d) acquire real estate or interests in real estate securing an issuer’s obligations in the event of a default by that issuer. The Small-Cap Equity Fund’s current fundamental investment policy on real estate investments prohibits it from purchasing or selling real estate, except (1) that it may (a) invest in mortgage-related securities and securities secured by real estate, mortgages, or interests in real estate or mortgages, (b) purchase securities of issuers that invest or deal in real estate, mortgages, or interests in real estate or mortgages (e.g., real estate investment trusts), (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business, (d) acquire real estate or interests in real estate securing an issuer’s obligations, and (e) invest in real estate limited partnerships; and (2) as otherwise permitted by applicable law.

It is proposed that the current fundamental investment policy on real estate investments for each Fund be amended to permit each Fund to invest directly in real estate or in direct interests in real estate, subject to the limitations arising under such Fund’s other investment policies, such as the limitation on illiquid investments and the policy on industry concentration. The proposed fundamental investment policy on real estate investments would provide each Fund with the maximum flexibility consistent with current legal requirements. In additional to allowing each Fund to purchase direct interests in real estate or in real estate limited partnerships and private real estate investment trusts (“REITs”), the proposed fundamental investment policy would continue to permit each Fund to purchase interests in real estate securing the obligations of an issuer of a security held by such Fund (e.g., as in the case of default of an issuer), or to otherwise hold and sell real estate acquired by such Fund as a result of its ownership of a security. Furthermore, the proposed fundamental investment policy would continue to permit each Fund to purchase indirect interests in real estate, including transactions involving (a) mortgage-related securities and securities secured by real estate, mortgages, or interests in real estate or mortgages, and (b) securities of issuers that invest or deal in real estate, mortgages, or interests in real estate or mortgages (e.g., public REITs). For the Small-Cap Equity Fund, this change is meant to make the language of its current fundamental investment policy on real estate investments consistent with that of the other Funds. The change is not expected to result in any substantive change to the investments the Small-Cap Equity Fund is permitted to make.

None of the Funds has any current intention to invest directly in real estate or in direct interests in real estate, and therefore, the adoption of the proposed fundamental investment policy on real estate investments by each Fund is not expected to increase materially the risk of an investment in such Fund or to affect its management at this time. However, to the extent that each Fund invests in indirect interests in real estate or purchases or otherwise acquires real estate or direct interests in real estate in the future, such investments may be illiquid and subject to the risks associated with illiquid investments. Furthermore, direct investments in real estate are subject to the general risks associated with real estate investments, including rapid or dramatic changes in real estate values, changes in property taxes, overbuilding, variations in rental income, changes in interest rates, changes in tax treatment of such investments, and changes in regulatory requirements (e.g., environmental regulations).

It is proposed that the current fundamental investment policy on real estate investments for each Fund be amended as follows:

Current Policy	Proposed Policy
For each Fund except the Small-Cap Equity Fund

No Fund may purchase or sell real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that a Fund may (a) invest in securities secured by real estate, mortgages or interests in real estate or mortgages, (b) purchase securities issued by companies that invest or deal in real estate, mortgages or interests in real estate or mortgages, (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business or (d) acquire real estate or interests in real estate securing an issuer’s obligations in the event of a default by that issuer.	Each Fund may purchase or sell real estate, or direct or indirect interests in real estate, subject to other investment policies and applicable law.

For the Small-Cap Equity Fund

The Fund may not purchase or sell real estate, except (1) that a Fund may: (a) invest in mortgage-related securities and securities secured by real estate, mortgages, or interests in real estate or mortgages, (b) purchase securities of issuers that invest or deal in real estate, mortgages or interests in real estate or mortgages (e.g., real estate investment trusts), (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business, (d) acquire real estate or interests in real estate securing an issuer’s obligations, and (e) invest in real estate limited partnerships; and (2) as otherwise permitted by applicable law.	The Fund may purchase or sell real estate, or direct or indirect interests in real estate, subject to other investment policies and applicable law.

Interests of Trustees, Officers, or Nominees in Proposal 3

None of the Trustees, officers, or Nominees has any interest in Proposal 3.

Required Vote

The approval of Proposals 3A through 3H for a Fund (as applicable) requires the affirmative vote of a “majority of the outstanding voting securities” of that Fund, which means the affirmative vote of the lesser of: (1) more than 50% of the Outstanding Shares of that Fund, or (2) 67% or more of the shares of that Fund present at the Meeting (in person or represented by proxy), if the holders of more than 50% of the Outstanding Shares of that Fund are present at the Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH

FUND VOTE “FOR” THE APPROVAL OF EACH OF PROPOSALS 3A THROUGH 3H,

AS APPLICABLE.

GENERAL INFORMATION

Other Matters to Come Before the Meeting

Management of the Funds does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Investment Adviser and Administrator

GEAM

GEAM serves as the Trust’s investment adviser and administrator. GEAM is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is located at 3001 Summer Street, Stamford, Connecticut 06905. GEAM, which was formed under the laws of the State of Delaware in 1988, is a wholly owned subsidiary of GE. GE is a diversified technology, media, and financial services company with products and services ranging from aircraft engines, power generation, water processing, and security technology to medical imaging, business and consumer financing, media content, and advanced materials. GE serves customers in more than 100 countries and employs more than 300,000 people worldwide. GEAM currently provides advisory services with respect to a number of other mutual funds and private institutional accounts. The professionals responsible for the investment operations of GEAM provide investment advisory services with respect to GE’s pension and benefit plans and a number of funds offered exclusively to GE employees, retirees, and certain related persons. These funds include the Elfun Family of Funds (the first of which, Elfun Trusts, was established in 1935) and the funds offered as part of GE’s 401(k) program (also known as the GE Savings and Security Program), which are referred to as the GE S&S Program Mutual Fund and the GE S&S Income Fund. The investment professionals at GEAM and its predecessors have managed GE’s pension assets since 1928. As of December 31, 2010, GEAM had approximately $119 billion of assets under management, of which approximately $22 billion was invested in mutual funds.

Additional information about the principal executive officers and directors of GEAM is provided in Exhibit D.

Affiliated Service Provider

GENPACT Limited (“GENPACT”) (formerly GE Capital International Services), Canon’s Court, 22 Victoria Street, Hamilton HM, Bermuda, provides the Funds with various administration and tax reporting services. Such services include, but are not limited to, the preparation of financial statements, Forms N-CSR, N-SAR, N-Q, and 24F-2, as well as certain tax reporting and accounting oversight. GENPACT is an affiliate of GEAM.

Principal Underwriter

The current principal underwriter of the Funds’ shares is GE Investment Distributors, Inc., 3001 Summer Street, Stamford, Connecticut 06905. GEID is a wholly owned subsidiary of GEAM. GEID does not execute or receive commissions for any portfolio transactions by the Funds. Therefore, the Funds have paid no brokerage commissions on portfolio transactions to GEID or any other affiliated broker-dealer during its most recently ended fiscal period.

Shareholder Proposals

As a general matter, the Trust does not hold annual or regular meetings of shareholders. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposals to the

Secretary of the Trust, 3001 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904-7900. They must be received by the Trust within a reasonable period of time prior to any such shareholder meeting.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A PRE-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

/s/ JoonWon Choe, Secretary
February 25, 2011

EXHIBIT A

SHARES OUTSTANDING AS OF THE RECORD DATE

As of the Record Date, there were issued and outstanding shares of beneficial interest of the Funds as set forth below:

Fund	Share Class	Number of Shares Outstanding
U.S. Equity Fund	Investment Class Service Class	39,381,009.731 253,783.024
Core Value Equity Fund	Investment Class Service Class	16,822,460.670 289,130.721
Premier Growth Equity Fund	Investment Class Service Class	29,723,704.038 218,903.011
Small-Cap Equity Fund	Investment Class Service Class	59,891,391.410 2,058.299
S&P 500 Index Fund	Investment Class Service Class	2,930,586.203 2,699,798.945
International Equity Fund	Investment Class Service Class	206,027,572.448 40,235,659.779
Income Fund	Investment Class Service Class	38,028,392.462 26,431.602
Strategic Investment Fund	Investment Class Service Class	62,831,237.993 3,550.750
Money Market Fund	Investment Class Service Class	30,075,816.675 11,341.470

A-1

EXHIBIT B

BENEFICIAL OWNERSHIP OF FUND SHARES IN EXCESS OF 5%

To the Trust’s knowledge, the following persons are the only persons known to be the beneficial owner of more than 5% of any class of each Fund as of the Record Date.

Fund	Name and Address	Amount of Beneficial Ownership	Share Class	Percentage of Share Class
U.S. Equity Fund	NFS LLC FEBO State Street Bank Trust Co TTEE Various Retirement Plans 440 Mamaroneck Avenue, Harrison NY	11,361,665.559	Investment Class	28.85%

U.S. Equity Fund	Frontier Trust Company FBO 401k Invest Plan for SEL GE Cap Cos PO Box 10758, Fargo ND 58106	2,797,934.993	Investment Class	7.1%

U.S. Equity Fund	Frontier Trust Company FBO Asset Mgmt Plan for Affils GE Cos, PO Box 10758, Fargo ND 58106	8,295,825.805	Investment Class	21.06%

U.S. Equity Fund	Frontier Trust Company FBO GE Asset Maintenance Plan, PO Box 10758, Fargo ND 58103	3,497,021.955	Investment Class	8.87%

U.S. Equity Fund	National Financial Services LLC for Exclusive Benefit of our customers 200 Liberty Street, New York, NY 10281-1015	253,690.444	Service Class	99.96%

Core Value Equity Fund	Edmonton Community Foundation, ATTN Martin Garber-Conrad, 9910 103rd Street NW, Edmonton Alberta Canada T5K 2V7	1,976,473.471	Investment Class	11.74%

Core Value Equity Fund	Electric Insurance Company, Attn: Investment Coordinator Anna Desyatnik, 75 Sam Fonzo Dr, Beverly MA 01915-1692	1,044,757.591	Investment Class	6.21%

Core Value Equity Fund	St Francis Hospital, C/O William C Armstrong CFO, 100 Port Washington Blvd, Roslyn NY 11576	6,336,765.686	Investment Class	37.66%

Fund	Name and Address	Amount of Beneficial Ownership	Share Class	Percentage of Share Class
Core Value Equity Fund	St Francis Hospital Foundation Inc, 100 Port Washington Blvd, Roslyn NY 11576	1,802,233.998	Investment Class	10.71%

Core Value Equity Fund	Citizens Bank & Trust Co, Attn: Trust Dept, 10 West Main Street, PO Box 277, Ardmore OK 73402-0277	1,470,578.631	Investment Class	8.74%

Core Value Equity Fund	Desjardins Financial Security , Segregated Funds Dept, 8th Floor, 95 St Clair Avenue, Toronto Ontario Canada M4V 1N7	2,426,780.129	Investment Class	14.42%

Core Value Equity Fund	National Financial Services LLC, For the Exclusive Benefit of our customers, 200 Liberty Street, New York, NY 10281	286,527.780	Service Class	99.09%

Premier Growth Equity Fund	State Street Bank & Trust Co Cust, FBO UBS Savings & Investment Plan, 105 Rosemont Road, Westwood, MA 02090-2318	6,749,555.780	Investment Class	22.7%

Premier Growth Equity Fund	Wells Fargo FBO, Various Retirement Plans, 1525 West WT Harris Blvd, Charlotte, NC 28288-1151	6,740,435.924	Investment Class	22.67%

Premier Growth Equity Fund	Citizens Bank & Trust Co, ATTN: Trust Dept, 10 West Main Street, PO Box 277, Ardmore OK 73402-0277	1,788,806.201	Investment Class	6.01%

Premier Growth Equity Fund	Wells Fargo Bank NA FBO, MOA Trust Fund-Commingled, PO Box 1533, Minneapolis, MN 55480	1,579,203.274	Investment Class	5.31%

Premier Growth Equity Fund	Mid Basic Retirement Plan, Attn: Treasurer, PO Box 4060, Modesto CA 95352-4060	3,694,485.110	Investment Class	12.42%

Premier Growth Equity Fund	Mid Supplemental Retirement Plan, Attn: Treasurer, PO Box 4060, Modesto CA 95352-4060	1,494,187.134	Investment Class	5.02%

Fund	Name and Address	Amount of Beneficial Ownership	Share Class	Percentage of Share Class
Premier Growth Equity Fund	Orchard Trust Co LLC Cust, FBO OPP Funds Recordk PRO Ret PL, 8515 E “Orchard Road, 2T2, Greenwood Village CO 80111	19,891.811	Service Class	9.08%

Premier Growth Equity Fund	Massachusetts Mutual Insurance Co, 1295 State Street St C 105, Springfield MA 01111-0001	195,393.559	Service Class	89.26%

Small-Cap Equity Fund	NFS LLC FEBO FIIOC Inc, 100 Magellan Way KW1C, Covington KY 41015	53,936,235.685	Investment Class	90.05%

S&P 500 Index Fund	Defined Benefit Plans Master Trust Agreement between MRA Sys Inc & State Street Bank & Trust Co. 103 Chesapeake Park Plaza, Middle River MD 21220	252,568.327	Investment Class	8.61%

S&P 500 Index Fund	Defined Benefit Plans Master Trust Agreement between MRA Sys Inc & State Street Bank & Trust Co., 103 Chesapeake Park Plaza, Middle River MD 21220	290,507.670	Investment Class	9.91%

S&P 500 Index Fund	Citizens Bank & Trust Co, Attn: Trust Dept, 10 West Main Street, PO Box 277, Ardmore OK 73402-0277	539,762.039	Investment Class	18.41%

S&P 500 Index Fund	NFS LLC FEBO, State Street Bank Trust Co TTEE Various Retirement Plans, 440 Mamaroneck Avenue, Harrison, NY 10528-2418	985,732.900	Investment Class	33.63%

S&P 500 Index Fund	NFS LLC FEBO BBT Co DBA Wilbranch & Co, FBO Non-Erisa, PO Box 2887, Wilson NC 27894-2887	308,395.720	Investment Class	10.52%

S&P 500 Index Fund	Frontier Trust Company FBO TMGA 401(k) Plan, PO Box 10758, Fargo, ND	187,339.127	Investment Class	6.39%

Fund	Name and Address	Amount of Beneficial Ownership	Share Class	Percentage of Share Class
S&P 500 Index Fund	Charles Schwab & Co Inc Special Custody Account for the Exclusive Benefit of customers, 101 Montgomery Street, San Francisco CA 94104-4122	2,532,161.460	Service Class	93.79%

International Equity Fund	Cheryl A Derezinski TTEE Comerica Inc Retirement Plan, PO Box 75000 MC 3431, Detroit MI 48275	11,108,790.050	Investment Class	5.39%

International Equity Fund	PIMS/Prudential Retirement as Nominee for the TTEE Cust PL 300, Prudential Employee Savings, 751 Broad Street 18th Floor, Newark NY 07102	18,257,903.497	Investment Class	8.86%

International Equity Fund	NFS LLC FEBO FIIOC Inc, 100 Magellan Way KW1C, Covingotn KY 41015	102,525,701.638	Investment Class	49.76%

International Equity Fund	National Financial Services LLC for the Exclusive Benefit of our customer, 200 Liberty Street, New York NY 10281-1051	39,841,401.666	Service Class	99.02%

Income Fund	NFS LLC FEBO FIIOC Inc, 100 Magellan Way KW1C, Covington KY 41015	41,467,682.354	Investment Class	65.99%

Income Fund	Frontier Trust Company FBO Asset Mgmt Plan for Affil GE Cos, PO Box 10758, Fargo ND 58106	7,620,947.359	Investment Class	12.12%

Income Fund	National Financial Services LLC, for the exclusive Benefit of our customers, 200 Liberty Street New York NY 10281	2,055.823	Service Class	57.89%

Income Fund	TD Ameritrade Inc for the Exclusive Benefit of our clients, PO Box 2226, Omaha, NE 68103	922.076	Service Class	25.96%

Income Fund	Merrilly Lynch Pierce Fenner & Smith Inc,. FBO Sole Benefit of our customers, 4800 Deer Lake Drive East, Jacksonville, FL 32246-6484	572.851	Service Class	16.13%

Fund	Name and Address	Amount of Beneficial Ownership	Share Class	Percentage of Share Class

Income Fund	National Financial Services LLC, for the exclusive Benefit of our customers, 200 Liberty Street, New York NY 10281	4,369.403	Service Class	16.53%

Income Fund	TD Ameritrade Inc for the Exclusive Benefit of our clients, PO Box 2226, Omaha NE 68103-2226	22,021.284	Service Class	83.31%

Strategic Investment Fund	NFS LLC FEBO FIIOC Inc, 100 Magellan Way KW1C, Covington KY 41015	41,467,682.354	Investment Class	65.99%

Strategic Investment Fund	Frontier Trust Company FBO Asset Mgmt Plan for Affil GE Cos, PO Box 10758, Fargo ND 58106	7,620,947.359	Investment Class	12.12%

Strategic Investment Fund	National Financial Services LLC, for the exclusive Benefit of our customers, 200 Liberty Street New York NY 10281	2,055.823	Service Class	57.89%

Strategic Investment Fund	TD Ameritrade Inc for the Exclusive Benefit of our clients, PO Box 2226, Omaha, NE 68103	922.076	Service Class	25.96%

Strategic Investment Fund	Merrilly Lynch Pierce Fenner & Smith Inc,. FBO Sole Benefit of our customers, 4800 Deer Lake Drive East, Jacksonville, FL 32246-6484	572.851	Service Class	16.13%

Money Market Fund	GE Investment Distributors Inc, Attn: Gaayatri Bals, 3001 Summer Street, Stamford CT 06904	5,014,433.000	Investment Class	16.67%

Money Market Fund	NFS LLC FEBO State Street Bank Trust Co TT Various Retirement Plans, 440 Mamaroneck Avenue, Harrison NY 10528	5,741,052.790	Investment Class	19.08%

Money Market Fund	Frontier Trust Company FBO Heller Executive Deferred Comp Plan, PO Box 10758, Fargo ND 10586	4,140,973.430	Investment Class	13.76%

Fund	Name and Address	Amount of Beneficial Ownership	Share Class	Percentage of Share Class

Money Market Fund	Frontier Trust Company FBO Genpact US 401(k) Savings Plan #1, PO Box 10758, Fargo ND 10586	4,981,532.140	Investment Class	16.56%

Money Market Fund	Frontier Trust Company FBO ITI 401(k) Plan , PO Box 10758, Fargo ND 58106	2,621,190.390	Investment Class	8.71%

Money Market Fund	Frontier Trust Company FBO Roper Employee Voluntary Stock Ownership, PO Box 10758, Fargo ND 58106	3,314,245.320	Investment Class	11.01%

Money Market Fund	GE Asset Management, PO Box 7900, Stamford CT 06904	11,341.470	Service Class	100%

EXHIBIT C

INFORMATION ABOUT THE TRUST’S OFFICERS

The business address for each officer of the Funds is c/o GE Asset Management Incorporated, 3001 Summer Street, Stamford, Connecticut 06905.

Name, Address, and Age	Position(s) with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships/ Trusteeship Held by Trustee
Michael J. Cosgrove (Age 61)	Chairman of the Board and President	Until successor is elected and qualified; 13 years	President and Chief Executive Officer—Mutual Funds & Intermediary Business at GEAM since March 2007; Vice President of GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; President of GE Institutional Funds and GE Investments Funds, Inc. since 1997; Executive Vice President—Mutual Funds of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; President of GE Funds from 1993 to February 2011; Executive Vice President of GEAM from February 1997 to March 2007.	31

Chairman of the Board of Directors of GE Investments Funds, Inc. since 1997; Trustee of Elfun Funds, GE Savings & Security Funds,

General Relief and Loan Fund, and General Electric Pension Trust since 1988; Trustee of Fordham University since 2002; Trustee of GE Volunteers since 1993; Director of GE Asset Management (Ireland), Limited since February 1999, GE Asset Management Funds plc. since 1998, GE Asset Management Canada Company since 1998, GE Asset Management Limited since 1998, and GEAM since 1988; Chairman of the Board of Trustees of GE Funds from 1993 to February 2011.

Matthew J. Simpson (Age 49)	Trustee and Executive Vice President	Until successor is elected and qualified; 3 years	Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President from October 2003 to July 2007; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007, Vice President from September 2003 to July 2007, and Executive Vice President since July 2007; Secretary of GE Funds from 1993 to July 2007, Vice President from September 2003 to July 2007, and Executive Vice President from July 2007 to February 2011; Senior Vice President and General Counsel—Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997.	31	Director of GE Investments Funds, Inc. since July 2007; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007; Trustee of GE Funds from July 2007 to February 2011.

C-1

Name, Address, and Age	Position(s) with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships/ Trusteeship Held by Trustee
Eunice Tsang (Age 50)	Treasurer	Until successor is elected and qualified; 1 year	Treasurer of GE Institutional Funds, GE Investments Funds, Inc., Elfun Funds and GE Savings and Security Funds since January 2010; Operational Controllership and Technical Accounting Manager at GEAM since December 2007; Treasurer of GE Funds from January 2010 to February 2011; Financial Planning & Analysis Manager—Performance Leader at GEAM from June 2005 to December 2007; Quality Black Belt at GEAM from 2001 to June 2005; Financial Planning & Analysis Manager at GEAM from 2000 to 2001; and Mutual Fund Assistant Controller at GEAM from October 1997 to 2000.	N/A	N/A

Joon Won Choe (Age 41)	Vice President & Secretary	Until successor is elected and qualified; less than 1 year	Vice President and Secretary of GE Institutional Funds and GE Investments Funds, Inc. since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since September 2010; Senior Vice President and Associate General Counsel of GEAM since June 2010; Vice President and Secretary of GE Funds from September 2010 to February 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010.	N/A	N/A

Robert Herlihy (Age 43)	Chief Compliance Officer	Until successor is elected and qualified; 5 years	Chief Compliance Officer of GEAM, GE Institutional Funds, GE Investments Funds, Inc., Elfun Funds, and GE Savings and Security Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011; Manager of Fund Administration at GEAM from 2002—2005.	N/A	N/A

1 For purposes of this chart, “Fund Complex” consists of all of the registered investment companies advised by GEAM and its affiliates, as of February 25, 2011.

2

EXHIBIT D

ADDITIONAL INFORMATION ABOUT GEAM

DIRECTORS AND OFFICERS OF GEAM

The business address for each director and officer of GEAM is c/o GE Asset Management Incorporated, 3001 Summer Street, Stamford, Connecticut 06905.

Name	Position(s) with GEAM
James W. Ireland, III	President, CEO & Director
Cheryl H. Beacock	Senior Vice President—Human Resources
Paul M. Colonna	President & Chief Investment Officer—Fixed Income Investments
Michael J. Cosgrove	President & CEO—Mutual Funds & Intermediary Business
Ralph R. Layman	President & Chief Investment Officer—Public Equity Investments
Maureen B. Mitchell	President—Institutional Sales and Marketing
Steve Rullo	Chief Information Officer
Matthew J. Simpson	Executive Vice President, General Counsel and Secretary
Donald W. Torey	President & Chief Investment Officer—Alternative Investments
John J. Walker	Executive Vice President, Chief Operating Officer
David W. Wiederecht	President & Chief Investment Officer—Investment Strategies
Tracie Winbigler	Executive Vice President, Chief Financial Officer

D-1

EXHIBIT E

Information Relating to the Audit Committee of the Board

Audit Committee Report

The Audit Committee and Board have selected KPMG LLP (“KPMG”) to continue to provide audit, accounting and related services to the Funds for the fiscal year beginning October 1, 2010. KPMG’s business address is 99 High Street, Boston, Massachusetts 02110.

Representatives of KPMG are not expected to be at the Meeting to answer questions relating to the services provided to the Funds. However, a representative could be contacted during the Meeting if any matter were to arise requiring assistance.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee of the Board is responsible, among other things, for the appointment, compensation and oversight of the work of the Funds’ independent registered public accounting firm (the “Auditor”). As part of this responsibility and to ensure that the Auditor’s independence is not impaired, the Audit Committee (1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds’ investment adviser and Covered Affiliates (as defined in the below) that provide ongoing services to the Funds if the services directly impact the Funds’ operations or financial reporting, in accordance with the Audit Committee Charter. Following are excerpts from the Audit Committee Charter that set forth the pre-approval policies and procedures:

1. Selection and Pre-Approval of Auditor and Approval of Fees.

a.	The Audit Committee shall pre-approve the selection of the Auditor and shall recommend for ratification the selection, retention or termination of the Auditor by the full Board, including the Independent Trustees, and, in connection therewith, shall evaluate the independence of the Auditor, including:

i.

an evaluation of whether the Auditor provides any consulting services to the Funds’ investment adviser and the extent to which the Auditor provides non-audit services to the Funds’ investment adviser and certain other affiliated service providers (“Covered Affiliate”)[1], which services are not subject to the pre-approval requirements set forth in Section 2 below;

ii.	an evaluation of the extent to which the Auditor has any relationships with the Fund or its affiliated persons that are brought to the attention of the Audit Committee by the Auditor in accordance with applicable standards of the Independence Standards Board (“ISB”), because, in the Auditor’s professional judgment, such relationships may reasonably be thought to bear on the Auditor’s independence with respect to the Fund; and

iii.	monitoring the Auditor’s compliance with respect to the rotation requirements for the lead and coordinating partners having primary responsibility for the Funds’ audits and any partner responsible for the reviewing the Funds’ audits.

The Audit Committee shall review the Auditor’s specific representations as to its independence.

b.	The Audit Committee shall pre-approve and review the fees charged by the Auditor for audit and non-audit services to be provided to the Fund and any Covered Affiliates in accordance with the pre-approval requirements set forth in Section 2 below. The Fund shall provide for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Fund.

[1]

A Covered Affiliate includes (1) the Funds’ investment adviser or sub-advisers (but excluding any investment sub-adviser whose role is primarily portfolio management and is overseen by the investment adviser); (2) the Funds’ principal underwriter; and (3) any entity controlling, controlled by, or under common control with the investment adviser or principal underwriter, that provides “ongoing” services to the Funds in accordance with the pre-approval requirements of paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X.

E-1

2. Pre-Approval of Audit Related Services and Permissible Non-Audit Services. The Audit Committee shall pre-approve both audit (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the 1940 Act and SEC regulations thereunder.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

3. Prohibited Activities of the Auditor. The Audit Committee shall confirm with the Auditor that it is not performing contemporaneously (during the audit and professional engagement period) non-audit services for the Fund that the Audit Committee believes may taint the independence of the Auditor. The Auditor will be responsible for informing the Audit Committee of whether it believes that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

Audit and Related Fees

The fees paid to KPMG for services provided to the Funds for the most recent two fiscal years are indicated in the table under “Fees Paid to Independent Accountants” in Proposal 1 of the Proxy Statement. In addition:

Percentage of Audit Related Fees, Tax Fees and All Other Fees Approved by Audit Committee Pursuant to the Pre-Approval Policies and Procedures. $0 was charged during the fiscal years 2009 and 2010 for audit related, tax, or other services as indicated in the table under “Fees Paid to Independent Accountants” above.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Funds and any Service Affiliate2 were $0 in the fiscal years 2009 and 2010.

Auditor Independence. There was $0 in non-audit services rendered to Service Affiliates in the fiscal years 2009 and 2010 that were not pre-approved. The Audit Committee believes that the rendering of these services was compatible with maintaining the Auditor’s independence.

[2]

A “Service Affiliate” includes: (1) the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and (2) any entity controlling, controlled by, or under comment control with the investment adviser that provides ongoing services to the Registrant.

E-2

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

VOTE BY INTERNET: www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE: 800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to GE Asset Management, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
<XXXXX>1 KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of the GE Institutional Funds will be held on April 1, 2011 at the Stamford Conference Center and Hotel, 2701 Summer Street, Stamford, Connecticut 06905, at 10:00 a.m., Eastern time, or any adjournment(s) or postponement(s) thereof.

The Meeting will be held for the following purposes:			For All					For	Against	Abstain
To vote all proposals in accordance with management recommendations, please check the box to the right.			☐			3C.	To change the fundamental investment policy on making loans.	☐	☐	☐
To vote each proposal separately, please use these boxes.
						3D.	To change the fundamental policy on borrowing.	☐	☐	☐
1.	To elect two (2) Trustees to the Board of Trustees.		For	Withhold

	01.	Mr. R. Sheldon Johnson	☐	☐		3E.	To change the fundamental investment policy on diversification.	☐	☐	☐
	02.	Mr. Matthew J. Simpson	☐	☐		3F.	To change the fundamental investment policy on concentration of investments.	☐	☐	☐
			For	Against	Abstain
2.	To approve the implementation of a “manager of managers” structure whereby GE Asset Management Incorporated would be given increased flexibility to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without shareholder approval.		☐	☐	☐	3G.	To change the fundamental investment policy on investments in commodities.	☐	☐	☐
						3H.	To change the fundamental investment policy on real estate investments.	☐	☐	☐

3A.	To change the fundamental investment policy on senior securities.		☐	☐	☐

3B.	To eliminate the fundamental investment policy on short selling.		☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

THIS PROXY CARD MUST BE SIGNED AND DATED ON THE REVERSE SIDE FOR YOUR INSTRUCTIONS TO BE COUNTED. IF THIS PROXY CARD IS PROPERLY EXECUTED, IT WILL BE VOTED IN THE MANNER INDICATED, OR IF NO INSTRUCTION HAS BEEN INDICATED, IT WILL BE VOTED “FOR” EACH PROPOSAL. PLEASE COMPLETE AND RETURN THIS PROXY CARD PROMPTLY. PROXY CARDS MUST BE RECEIVED BY MARCH 31, 2011 TO BE COUNTED.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at www.proxyvote.com.
<XXXXX>2

GE INSTITUTIONAL FUNDS

SPECIAL MEETING OF SHAREHOLDERS

APRIL 1, 2011

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned, holder of shares of beneficial interest of the GE Institutional Funds, hereby appoints Jeanne M. LaPorta and Joon Won Choe as proxies for the undersigned, each with full power of substitution and revocation, to represent the undersigned at the Special Meeting of Shareholders of the specified Fund to be held on April 1, 2011, at the Stamford Conference Center and Hotel, 2701 Summer Street, Stamford, Connecticut 06905, at 10:00 a.m., Eastern time, or at any adjournment(s) or postponement(s) thereof, and to vote all shares of beneficial interest of the specified Fund that the undersigned would be entitled to vote, with all the power the undersigned would possess if personally present, in accordance with the instructions on this Proxy Card. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and the Proxy Statement.

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION TO THIS MATTER WILL HELP AVOID THE EXPENSE OF FURTHER SOLICITATION.

PLEASE SIGN ON REVERSE SIDE

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

VOTE BY INTERNET: www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE: 800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to GE Asset Management, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
<XXXXX>1 KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of the GE Institutional Funds will be held on April 1, 2011 at the Stamford Conference Center and Hotel, 2701 Summer Street, Stamford, Connecticut 06905, at 10:00 a.m., Eastern time, or any adjournment(s) or postponement(s) thereof.

The Meeting will be held for the following purposes:			For All					For	Against	Abstain
To vote all proposals in accordance with management recommendations, please check the box to the right.			☐			3F.	To change the fundamental investment policy on concentration of investments.	☐	☐	☐
To vote each proposal separately, please use these boxes.						3G.	To change the fundamental investment policy on investments in commodities.	☐	☐	☐
1.	To elect two (2) Trustees to the Board of Trustees.		For	Withhold		3H.	To change the fundamental investment policy on real estate investments.	☐	☐	☐
	01.	Mr. R. Sheldon Johnson	☐	☐
	02.	Mr. Matthew J. Simpson	☐	☐
			For	Against	Abstain
3C.	To change the fundamental investment policy on making loans.		☐	☐	☐
3D.	To change the fundamental investment policy on borrowing.		☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

THIS PROXY CARD MUST BE SIGNED AND DATED ON THE REVERSE SIDE FOR YOUR INSTRUCTIONS TO BE COUNTED. IF THIS PROXY CARD IS PROPERLY EXECUTED, IT WILL BE VOTED IN THE MANNER INDICATED, OR IF NO INSTRUCTION HAS BEEN INDICATED, IT WILL BE VOTED “FOR” EACH PROPOSAL. PLEASE COMPLETE AND RETURN THIS PROXY CARD PROMPTLY. PROXY CARDS MUST BE RECEIVED BY MARCH 31, 2011 TO BE COUNTED.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at www.proxyvote.com.
<XXXXX>2

GE INSTITUTIONAL FUNDS

SPECIAL MEETING OF SHAREHOLDERS

APRIL 1, 2011

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned, holder of shares of beneficial interest of the GE Institutional Funds, hereby appoints Jeanne M. LaPorta and Joon Won Choe as proxies for the undersigned, each with full power of substitution and revocation, to represent the undersigned at the Special Meeting of Shareholders of the specified Fund to be held on April 1, 2011, at the Stamford Conference Center and Hotel, 2701 Summer Street, Stamford, Connecticut 06905, at 10:00 a.m., Eastern time, or at any adjournment(s) or postponement(s) thereof, and to vote all shares of beneficial interest of the specified Fund that the undersigned would be entitled to vote, with all the power the undersigned would possess if personally present, in accordance with the instructions on this Proxy Card. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and the Proxy Statement.

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION TO THIS MATTER WILL HELP AVOID THE EXPENSE OF FURTHER SOLICITATION.

PLEASE SIGN ON REVERSE SIDE